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                                                                   CONFIDENTIAL
                                                                   EXHIBIT 10.21

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          STRATEGIC ALLIANCE AGREEMENT

                                 BY AND BETWEEN

                               COMMERCE ONE, INC.

                                       AND

                                     SAP AG

                                       AND

                                SAPMARKETS, INC.
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

TABLE OF CONTENTS:


1     DEFINITIONS.............................................................................6

2     PURPOSE.................................................................................6

3     JOINT OFFERING DESCRIPTION..............................................................7

   3.1   DEFINITION...........................................................................7
   3.2   GENERAL..............................................................................7
   [*]
   3.6   PROFESSIONAL SERVICES...............................................................11
   3.7   THIRD PARTY SERVICES AND APPLICATIONS...............................................11

4     JOINT DEVELOPMENT......................................................................12

   4.1   JOINT DEVELOPMENT TEAM..............................................................12
   4.2   BUSINESS PARTNERS...................................................................12
   4.3   DEVELOPMENT APPROACH................................................................12
   4.4   OWNERSHIP RIGHTS; LICENSING RIGHTS..................................................12
   4.5   REVIEW..............................................................................13

5     BRANDING...............................................................................13

   5.1   OWNERSHIP OF PRE-EXISTING BRAND NAMES AND TRADEMARKS................................13
   5.2   BRAND NAMES AND TRADEMARKS OF THE JOINT OFFERING....................................13

6     SALES AND MARKETING....................................................................13

   6.1   GENERAL.............................................................................13
   6.2   COST OF SALES.......................................................................13
   6.3   TRAINING RESOURCES..................................................................14
   6.4   MARKETING...........................................................................14
   6.5   TECHNICAL QUESTIONS.................................................................14

[*]

8     ENTERPRISEBUYER SUITE..................................................................17

   8.1   GENERAL.............................................................................17
   8.2   DEVELOPMENT.........................................................................17
   8.3   ACCEPTANCE..........................................................................17
   8.4   ENTERPRISEBUYER SUITE...............................................................17
   [*]
   8.6   C1 AND SAP AFFILIATES AND DISTRIBUTORS..............................................18

9     MARKETBUYER SUITE OPPORTUNITIES OUTSIDE THE SCOPE OF THE JOINT OFFERING................19

10    MARKETSITE OPPORTUNITIES...............................................................19

11    ALLIANCE COMMITTEES....................................................................20

   11.1     EXECUTIVE COMMITTEE..............................................................20
   11.2     DEVELOPMENT COMMITTEE............................................................20
   11.3     MANAGEMENT PROCESS FOR DEVELOPMENT COMMITTEE.....................................20
   11.4     SALES AND MARKETING COMMITTEE....................................................21


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   11.5     MANAGEMENT PROCESS FOR SALES AND MARKETING.......................................22
   11.6     ESCALATION AND DISPUTE RESOLUTION FOR ALLIANCE COMMITTEES........................22
   11.7     EXECUTIVE REPRESENTATIVES AND EXECUTIVE MEETING..................................23

12    SUPPORT AND TRAINING...................................................................24

   12.1     SUPPORT..........................................................................24
   12.2     TRAINING.........................................................................24

[*]
[*]
   13.3     PAYMENTS.........................................................................27
   13.4     CURRENCY.........................................................................27
   13.5     WITHHOLDING TAXES................................................................28

14    CROSS LICENSE FOR DEVELOPMENT PURPOSE..................................................28

   14.1     INTERNAL USE.....................................................................28
   14.2     ON-GOING LICENSING...............................................................30
   14.3     DEVELOPMENT PARTNERS.............................................................30
   14.4     CROSS LICENSING AT TERMINATION...................................................31

15    LICENSING RIGHTS.......................................................................30

   15.1     LICENSE FROM C1 TO SAP...........................................................30
   15.2     LICENSE FROM SAP TO C1...........................................................31
   15.3     NO RESTRICTIONS..................................................................32
   15.4     GENERAL TERMS....................................................................32
   15.5     ENFORCEMENT OF DISTRIBUTORS AGREEMENTS...........................................33
   15.6     REVERSE ENGINEERING AND MODIFICATION PROHIBITION.................................33

16    EXISTING PARTNERS......................................................................34

17    INTERFACES LICENSING...................................................................34

   17.1     C1 LICENSE OF INTERFACES TO SAP..................................................34
   17.2     SAP LICENSE OF INTERFACES TO C1..................................................35

18    INTELLECTUAL PROPERTY RIGHTS...........................................................35

   18.1     OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS IN AND TO THE JOINT OFFERING...........35
   18.2     PREEXISTING SOFTWARE.............................................................35
   18.3     NETMARKET MAKER SOLUTION.........................................................36
   18.4     OWNERSHIP OF DEVELOPED SOFTWARE..................................................36
   18.5     OWNERSHIP OF OTHER JOINTLY DEVELOPED SOFTWARE OTHER THAN AS PER SECTION 18.3.....37
   18.6     RESIDUAL KNOWLEDGE...............................................................38
   18.7     DEVELOPED SOFTWARE MATERIALS.....................................................38
   18.8     THIRD-PARTY SOFTWARE.............................................................38
   18.9     PROPRIETARY NOTICES..............................................................38

19    WARRANTIES.............................................................................39

   19.1     WARRANTIES.......................................................................39
   19.2     DISCLAIMER OF WARRANTIES.........................................................40

20    REPRESENTATIONS & COVENANTS............................................................40

   20.1     C1...............................................................................40
   20.2     SAP..............................................................................41

21    INDEMNIFICATION........................................................................41


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   21.1     INTELLECTUAL PROPERTY INDEMNITY FROM C1..........................................41
   21.2     INTELLECTUAL PROPERTY INDEMNITY FROM SAP.........................................42
   21.3     CUSTOMER INDEMNITY...............................................................42
   21.4     GENERAL INDEMNITY................................................................43
   [*]
 ...............................................................................................

22    LIMITATION OF LIABILITY; EXCLUSION OF DAMAGES..........................................45

   22.1     LIMITATION OF LIABILITY..........................................................45
   22.2     EXCLUSION OF DAMAGES.............................................................45
   22.3     EXCEPTIONS.......................................................................45

23    CONFIDENTIALITY........................................................................46

   23.1     CONFIDENTIAL INFORMATION.........................................................46
   23.2     CONFIDENTIALITY OBLIGATIONS......................................................46

24    AUDIT RIGHTS...........................................................................47

25    TERM & TERMINATION.....................................................................47

   25.1     TERM.............................................................................47
[*]
   25.3     TERMINATION FOR MATERIAL BREACH..................................................48
   25.4     TERMINATION AS A RESULT OF BANKRUPTCY............................................48
   25.5     TERMINATION FOR UNRESOLVED DISPUTES..............................................48
   25.6     TERMINATION FOR A CHANGE OF CONTROL..............................................48
   25.7     SURVIVAL.........................................................................49
   25.8     LIMITATION ON RIGHT TO TERMINATE LICENSES........................................49

26    POST-TERMINATION RIGHTS................................................................50

   26.1     C1 POST TERMINATION LICENSE RIGHTS...............................................50
   26.2     SAP POST TERMINATION LICENSE RIGHTS..............................................50

27    SOURCE CODE ESCROW.....................................................................50

28    GLOBAL TRADING WEB (GTW)...............................................................51

29    STATUS.................................................................................51

   29.1     C1 STATUS........................................................................51
   29.2     SAP STATUS.......................................................................51

30    MISCELLANEOUS..........................................................................52

   30.1     OTHER REMEDIES CUMULATIVE........................................................52
   30.2     PUBLIC COMMUNICATIONS............................................................52
   30.3     SECTION 365(N) OF BANKRUPTCY CODE................................................52
   30.4     CONSTRUCTION.....................................................................52
   30.5     ASSIGNMENT.......................................................................53
   30.6     NO IMPLIED WAIVERS...............................................................53
   30.7     SEVERABILITY.....................................................................53
   30.8     FORCE MAJEURE....................................................................53
   30.9     HEADINGS.........................................................................53
   30.10    NOTICE...........................................................................54
   30.11    GOVERNING LAW....................................................................54
   30.12    EXCLUSIVE JURISDICTION...........................................................54
   30.13    ENTIRE AGREEMENT.................................................................54
   30.14    CONFLICTING TERMS................................................................54


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   30.15    AMENDMENT BY WRITTEN AGREEMENT ONLY..............................................54
   30.16    STANDARD TERMS OF A PARTY........................................................55
   30.17    EXPORT OF SOFTWARE...............................................................55
   30.18    EXPORT CONTROL...................................................................55
   30.19    GOVERNMENTAL APPROVALS...........................................................55
   30.20    COUNTERPARTS.....................................................................56
   30.21    NON-SOLICITATION.................................................................56
   30.22    FCPA.............................................................................56
   30.23    LANGUAGE.........................................................................56

EXHIBIT A:  DEFINITIONS......................................................................58

[*]

EXHIBIT F: SUPPORT AGREEMENT.................................................................74

[*]



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                          STRATEGIC ALLIANCE AGREEMENT

     This Strategic Alliance Agreement is entered into on this 18th day of September, 2000 by and between Commerce One, Inc. ("C1"), a Delaware corporation with principal offices at 4440 Rosewood Drive, Bldg. 1, Pleasanton, CA 94588, SAP AG ("SAP AG"), a German corporation with principal offices at Neurottstrasse 16, Walldorf 69190, Germany, and SAPMarkets, Inc. ("SAPMarkets"), a Delaware corporation with principal offices at 3377 Deer Creek Road, Palo Alto, CA 94304. SAP AG and SAPMarkets shall be collectively referred to as "SAP."

                                    RECITALS

     Whereas, SAP and C1 intend to cooperate in the development of a joint and premium marketplace solution related to exchange-based business-to-business electronic marketplace portals; and

     Whereas, such joint and premium marketplace solution shall combine technologies from C1 and technologies from SAP; and

     Whereas, C1 wishes to grant to SAP rights to use and distribute, within the context of the joint and premium marketplace solution, certain technologies owned or licensed by C1; and

     Whereas, SAP wishes to grant C1 the rights to use and distribute within the context of the joint and premium marketplace solution, certain technologies owned or licensed by SAP; and

     Whereas, C1 and SAP each agree to certain distribution commitments in consideration for the rights and obligations set forth herein.

     In consideration of the mutual covenants contained herein, the Parties agree to the following terms and conditions, which set forth the rights, duties, and obligations of the Parties.

1    DEFINITIONS.

     All capitalized terms shall have the meaning set forth in Exhibit A (Definitions.) Any obligations, rights and liabilities imposed on, or granted to, "SAP" pursuant to this Agreement shall apply jointly to SAP AG and SAPMarkets. Use of the term "SAP" (whether in a singular or plural form) shall always be construed to create a joint obligation, a joint right or a joint liability for both SAP AG and SAPMarkets. An obligation or right shall be construed to be limited to either SAP AG or SAPMarkets only if the term "SAP AG" or "SAPMarkets" is specifically used in lieu and place of SAP.

2    PURPOSE.

     SAP and C1 intend to establish a Joint Offering for Marketplace Portals combining (i) the marketplace infrastructure, other technologies, and related value-added business services to be provided by C1 as further described in
Section 3 of this Agreement and the Joint Development


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Agreement, (ii) the application components and related technology to be provided by SAP AG or SAPMarkets as further described in Section 3 of this Agreement and the Joint Development Agreement, (iii) other technology to be jointly developed by the Parties, and (iv) technology and/or services to be provided by third parties. Alternative Technology may be offered as part of the Joint Offering.
The Parties shall agree upon a set of joint marketing messages for the continued publication and marketing of this arrangement, which shall include appropriate positioning for each element of the Joint Offering provided by C1 or SAP, as applicable.

     Within thirty (30) days from the Effective Date, the Parties agree to enter into the Joint Development Agreement pursuant to which the Parties will further develop the Joint Offering.

3    JOINT OFFERING DESCRIPTION.

     3.1  DEFINITION.

          For purposes of this Agreement, a Joint Offering shall mean the technical solution that is offered jointly by the Parties to their customers as described in this Section 3 and in Exhibit C-1, as such Exhibit C-1 may be modified from time to time pursuant to the procedure set forth in Section 3.2.

     3.2  GENERAL.

          The technical description of the Joint Offering is attached hereto as Exhibit C-1 and shall be the basis of the detailed Statements of Work to be incorporated into the Joint Development Agreement. Such technical description incorporates a detailed explanation of the material functions of each technical component. The Joint Offering, and its technical components may be modified by the Development Committee to respond to technical demand and market needs in order to maintain the competitiveness of the Joint Offering provided that all modifications adopted by the Development Committee are approved in writing by the Executive Representatives. Only the components described in Exhibit C-1, as modified from time to time by the Development Committee upon the written approval of both of the Executive Representatives, shall be considered part of the Joint Offering and subject to, without limitation, the provisions of Sections 5, 7 or 13. In addition to the Joint Offering, the Parties may cooperate to offer jointly to their customers additional components and/or services provided that such offer shall under no circumstances modify the definition of the Joint Offering (and therefore the rights and obligations of each Party under this Agreement) unless such components and/or services are made part of the Joint Offering in accordance with the procedure described above. [*]


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    [*]


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          [*]


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    [*]

3.6  PROFESSIONAL SERVICES.

          Within sixty (60) days from the Effective Date the Parties shall enter into a professional services agreement which shall set forth the terms and conditions of the Parties' collaboration in providing professional services for the implementation of the Joint Offering with their customers.

3.7  THIRD PARTY SERVICES AND APPLICATIONS.

          Except as specifically provided in this Agreement in Sections 3 and 7, the Parties agree that each Party shall be free to offer as part of, or integrate with, the Joint Offering any services or applications whether developed or provided by third parties. Each Party shall keep the other Parties informed of the third party services and applications it offers with the Joint Offering. A Party offering third party application or services as part of the Joint Offering shall agree to review, without any obligation to select, similar applications and services offered by any of the Parties upon the request of such Party.


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4    JOINT DEVELOPMENT.

     4.1 JOINT DEVELOPMENT TEAM.

          The Parties shall jointly develop technology to integrate the SAP Applications and C1 Technology as part of the Joint Offering. The Parties shall form one or more joint development teams for such efforts, and, in each case, one Party shall be specifically designated to lead the related development effort under the guidance and review of the Development Committee. The costs of such development efforts shall be borne by the Party incurring such costs, unless otherwise agreed.

     4.2 BUSINESS PARTNERS.

          The development may incorporate business partners that are mutually acceptable to the Parties. [*] In each case, the roles and responsibilities of each business partner shall be mutually agreed to by the Parties. Unless otherwise agreed in writing, each Party is responsible for any fees or obligations owed to its own business partners.

     4.3 DEVELOPMENT APPROACH.

          During the term of this Agreement, development shall proceed by way of a phased approach, consisting of several defined implementation phases [*]. To the extent feasible, joint development activities shall occur at the Parties' offices in the San Francisco Bay area. However, the Parties acknowledge that some development activities for which SAP is primarily responsible may occur in Walldorf, Germany or in any office maintained by SAPMarkets. Each Party shall keep the other Party closely informed through regular reports to the Development Committee of any development activities relating to Marketplace Portals, including the location of such activity. The Development Committee shall create a document retention policy related to each Party's development efforts.

     4.4 OWNERSHIP RIGHTS; LICENSING RIGHTS.

     Any developments that result from the joint development arrangements shall be subject to the intellectual property ownership and licensing provisions of this Agreement.


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     4.5 REVIEW.

          Every six (6) months, the Executive Committee shall endeavor to revisit and review the SAP Applications and C1 Technology and all technology jointly developed by the Parties, included or to be included in the Joint Offering, for the purposes of evaluating the market position of the Joint Offering.

5   BRANDING.

    5.1      OWNERSHIP OF PRE-EXISTING BRAND NAMES AND TRADEMARKS.

          Each Party shall retain all rights, title and other interest to its brand names, service marks, trademarks and other proprietary markings except as expressly provided otherwise in this Agreement.

     5.2      BRAND NAMES AND TRADEMARKS OF THE JOINT OFFERING.

          The Joint Offering and the Electronic Procurement Applications shall be branded with a newly created product name which shall be adopted by the Executive Committee. Each Party shall be free to utilize the newly created product name in conjunction with its own trademarks to identify the Joint Offering and the Electronic Procurement Applications. This branding shall appear prominently in any Marketplace Portals using the Joint Offering and the Electronic Procurement Applications as licensed by any of the Parties provided that the customer permits display of branding on its Marketplace Portal. The new product name shall be jointly owned by the Parties. The Parties shall mutually agree on the necessary steps to protect the ownership in and to, and use of, the new product names as an identifier of the Joint Offering and the Electronic Procurement Applications. The principles set forth herein shall apply to any joint brand developed by the Parties during the term of this Agreement for any product or class of products.

6   SALES AND MARKETING.

    6.1  GENERAL.

          In accordance with Exhibit D (Sales and Marketing Summary), SAPMarkets and C1 will work together to market actively the Joint Offering, the Electronic Procurement Applications and other related services and applications. The Sales and Marketing Summary sets forth a description of the method by which each Party's sales force will cooperate, including product positioning and methods of sales engagement. Within sixty (60) days from the Effective Date, the Parties shall mutually agree on a more detailed Sales and Marketing Summary addressing in a comprehensive way each of the points identified in the Sales and Marketing Summary including action plans and time lines.

    6.2      COST OF SALES.


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          The Parties shall each bear their own costs for those sales and pre-sales personnel committed to the joint sales effort for licensing of the Joint Offering and the Electronic Procurement Applications. Each Party shall provide reasonable assistance to the other, as reasonably requested from time to time, in connection with the Joint Offering and the Electronic Procurement Applications.

    6.3      TRAINING RESOURCES.

          The Sales and Marketing Committee shall establish detailed training programs for the other Parties' sales forces and relevant consulting and support organizations on the licensing, implementation and customer support of the Joint Offering, the Electronic Procurement Applications and of the SAP Applications and C1 Technology. Such training programs shall include the provision of all necessary materials and documentation at no cost to the recipient Party.

     6.4      MARKETING.

          The Parties shall engage in certain marketing activity with respect to the Joint Offering and the Electronic Procurement Applications, including
     (i) bilateral presence at sales and marketing events (e.g. SAPPHIRE, TechEd, C1 E-link events, etc.), (ii) [*] (iii) joint marketing collateral, and (iv) joint advertising.

    6.5      TECHNICAL QUESTIONS.

          A Party engaged in a sales cycle with a customer already using the other Party's applications (either the SAP Applications or the C1 Technology) shall invite such other Party to discuss with the customer the general aspects (technical and financial) of the use of the Joint Offering with the applications already licensed by such customer.

[*]


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    [*]


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     [*]


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8    ENTERPRISEBUYER SUITE.

     8.1 GENERAL.

         8.1.1 PHASE I.

               [*] The licensing of the bundled EnterpriseBuyer Desktop Edition and the EnterpriseBuyer Professional Edition shall be referred to as the EnterpriseBuyer Suite and is only licensed together during Phase I. [*] Royalties and certain exceptions to the aforementioned provisions are set forth in Exhibit B.

          8.1.2 PHASE II.

               During Phase II, each Party shall have the right and choice of licensing (in accordance with the terms and conditions of Section 15) either the EnterpriseBuyer Professional Edition (for Professional and Requisition Users) or the EnterpriseBuyer Desktop Edition (for Requisition Users) for deployment as an enterprise electronic procurement application to any customer outside the scope of the Joint Offering. Royalties shall be as per Exhibit B.

          8.2 DEVELOPMENT.

                  The EnterpriseBuyer Professional Edition and the EnterpriseBuyer Desktop Edition shall be jointly developed by the Parties in accordance with Exhibit C-2 and the Joint Development Agreement. C1 shall be primarily responsible for the development of the EnterpriseBuyer Desktop Edition and SAP shall be primarily responsible for the development of the EnterpriseBuyer Professional Edition.

          8.3 ACCEPTANCE.

                  The Joint Development Agreement shall provide for an acceptance procedure of the EnterpriseBuyer Professional Edition and the EnterpriseBuyer Desktop Edition by C1 and SAP, respectively.

          8.4 ENTERPRISEBUYER SUITE.

                  [*] Such customers shall be entitled to use the EnterpriseBuyer Professional


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     Edition of the EnterpriseBuyer Suite only upon the payment of the applicable additional user fees for professional user roles.

     [*]

     8.6 C1 AND SAP AFFILIATES AND DISTRIBUTORS.

          C1's Affiliates shall have the right to distribute the Desktop and Professional Editions of the Electronic Procurement Applications. Royalties shall be paid in accordance with Exhibit B.

          C1's distributors shall have the right to distribute the Desktop Editions of the Electronic Procurement Applications, but shall not have the right to distribute the Professional Editions of the Electronic Procurement Applications. Royalties shall be paid in accordance with Exhibit B. Such C1's distributors shall have the option to distribute the Desktop Edition of the EnterpriseBuyer Suite under the joint branding developed by the Parties or under C1 branding.

          SAP's Affiliates [*] shall have the right to distribute the Professional and Desktop Editions of the Electronic Procurement Applications. [*] Royalties shall be paid in accordance with Exhibit B.

          SAP's distributors [*] shall have the right to distribute the Professional Editions of the Electronic Procurement Applications but shall not have the right to distribute any Desktop Editions unless [*], in writing by the Parties. Royalties shall be paid in accordance with Exhibit B. Such [*] shall have the option, to distribute the Professional Edition of the EnterpriseBuyer Suite under the joint branding developed by the Parties or under SAP branding.

          The Parties agree to pay referral fees as set forth in Exhibit B to C1's distributors assisting in the sale of the Professional Editions of any of the Electronic Procurement Applications and to SAP's distributors [*] assisting in the sale of the Desktop Editions of any of the Electronic Procurement Applications. Unless otherwise


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     agreed in writing in advance by the Parties, each Party shall be responsible for the payment of any and all referral fees to its own distributors.

9    MARKETBUYER SUITE OPPORTUNITIES OUTSIDE THE SCOPE OF THE JOINT OFFERING.

          Based on market demand and on a case by case basis, the Parties may license the Desktop or Professional Editions of the MarketBuyer outside the scope of the Joint Offering. In such a case, the Parties shall agree on (i) appropriate royalties to be paid by one Party to the other, (ii) licensing structure, and (iii) other related terms and conditions.

10   MARKETSITE OPPORTUNITIES.

          On a case by case basis and upon its written approval, C1 shall use its best efforts to cooperate with SAP for licensing opportunities of the MarketSite Software to regional MRO B2B Exchanges [*]. The Parties agree to negotiate in good faith within the sixty (60) day period following the Effective Date a viable solution to the extent that SAP may require enhanced distribution rights. Royalties payable by SAP to C1 shall also be decided on a case by case basis. The parties agree that all the terms and conditions applicable to the licensing by SAP of the NetMarket Maker Solution shall apply to the licensing by SAP of the MarketSite Software as set forth in this Section. [*]

          C1 and SAP shall cooperate in pursuing licensing opportunities for MRO marketplaces in accordance with the following provisions. For purposes of this provision, "MRO Marketplaces" shall mean any Marketplace Portal for business to business exchanges which is limited to MRO purchasing and which does not license or access supply chain functionality provided as part of the Joint Offering. The parties shall jointly engage in all sales cycles for new MRO Marketplace opportunities, whether horizontal or vertical. The ongoing management of this process will occur through pipeline management, territory business planning and strategy development. [*] When a Marketplace Portal is actually limited to MRO activity without any supply chain capabilities, the parties shall: (i) keep a joint pipeline; (ii) jointly resolve conflicting territories/verticals; and [*]. Notwithstanding the foregoing, any customer who licenses the Joint Offering from either Party as an upsell/migration from a MarketSite platform shall be subject to the upsell provisions of Exhibit B [*]. Exceptions to the royalty provisions as set forth in Exhibit B shall be determined by the regional joint steering committee.


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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         Regional teams shall develop regional strategy and business plans establishing regional rules of engagement and business models for the GTW for review by the regional steering committee within thirty (30) days after execution of this Agreement.

11       ALLIANCE COMMITTEES.

          11.1 EXECUTIVE COMMITTEE.

                  The Parties shall establish an Executive Committee composed of two (2) Executive Representatives, one appointed by SAP and one appointed by C1 within thirty (30) days from the Effective Date. The Executive Committee shall meet on a quarterly basis during the first year after the effective date and every six months thereafter. The Executive Committee shall jointly review the current status of the Joint Offering, the Enterprise Procurement Applications, and engage in dispute resolution in accordance with the provisions of this Agreement.

          11.2 DEVELOPMENT COMMITTEE.

               The Development Committee shall be made up of the Leading Development Executives of each Party for the C1 Technology and the SAP Applications. The Development Committee shall (i) define the scope and technology components of the Joint Offering, (ii) monitor the joint development activities of each Party, (iii) create a forum of discussion related to such joint development activities, (iv) define acceptance criteria, (v) identify and resolve intellectual property issues, including, without limitation, ownership, in accordance with the principles of this Agreement and the Joint Development Agreement, and (vi) resolve any dispute that may arise between the Parties pursuant to this Agreement or the Joint Development Agreement. Disputes with respect to the Development Effort which cannot be resolved in the Development Committee, shall be resolved as set forth in Section 11.6 of this Agreement.

          11.3 MANAGEMENT PROCESS FOR DEVELOPMENT COMMITTEE.

               11.3.1 LEAD DEVELOPMENT EXECUTIVES.

               The initial Lead Development Executives for each phase of the Development Effort shall be appointed (two by C1 and two by SAP) within thirty (30) days from the Effective Date. The Lead Development Executives must be replaced by a person of executive rank unless the Parties otherwise agree.

               11.3.2 POWERS OF LEAD DEVELOPMENT EXECUTIVES.

               The Lead Development Executives shall maintain and revise the corresponding Statement of Work for each phase in accordance with its terms and will have the right, after consultation, to designate the project leader for each major project and to establish teams and team leaders for various development projects. Each Party shall structure all employees and resources for each phase under such


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     Lead Development Executives for that phase, and the Lead Development
     Executives and project leaders shall direct such resources in accordance with and to achieve the objectives of the Statement of Work.

     11.3.3 STATEMENTS OF WORK.

          As soon as practicable after the Effective Date, the Lead Development Executives shall establish and attach to the Joint Development Agreement the initial Statements of Work for the initial Development Efforts, setting forth the objectives and principal deliverables, and providing for priorities in going forward. Changes to the principal deliverables or priorities sections of the initial Statements of Work shall require the consent of both Parties not to be unreasonably withheld or delayed, but all other changes to such Statements of Work may be made by the Lead Development Executives after consultation.

     11.3.4 NON-DISCLOSURE; LIMITATIONS ON WORK ON OTHER DEVELOPMENT.

          All individuals engaged in the Development Effort will be prohibited from using or disclosing any confidential information or trade secrets learned or developed in the course of such Development Effort other than in the course of their work on the Development Effort or their work for C1 or SAP, respectively. C1 and SAP each acknowledges that the Parties may have to establish procedures and/or enter into supplemental confidentiality agreements to address issues that may arise in connection with the Development Effort, such as by way of example, the use of confidential information of third parties which one Party may not have the right to disclose to the other Party. In addition, C1 and SAP each agrees that after it has assigned developers to the Development Effort, it shall use reasonable efforts to keep such individuals assigned to the Development Effort.

     11.4 SALES AND MARKETING COMMITTEE.

          The Sales and Marketing Committee shall be made up of the Leading Sales and Marketing Executives of each Party for the C1 Technology, the SAP Applications, and the Electronic Procurement Applications. The Sales and Marketing Committee shall (i) establish a joint go-to-market strategy for the Joint Offering which will be reduced to the Sales and Marketing Summary described in Section 11.5.3 hereof, (ii) form regional joint sales teams for identified Joint Offering opportunities, (iii) oversee the training of the sales forces of each Party, (iv) establish sales compensation packages to ensure channel harmony in the licensing of the Joint Offering by each Party's sales force, (v) establish channel management programs, and (vi) establish dispute resolution and arbitration procedures for account targeting. Disputes with respect to the sales and marketing of the Joint Offering which cannot be resolved in the Sales and Marketing Committee, shall be resolved pursuant to Section 11.6 of this Agreement.


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11.5     MANAGEMENT PROCESS FOR SALES AND MARKETING.

         11.5.1 LEAD SALES AND MARKETING EXECUTIVES.

               The initial Lead Sales and Marketing Executives for C1 shall be appointed (two by C1 and two by SAP) within thirty (30) days from the Effective Date. As part of the Sales and Marketing Summary, C1 and SAP will establish mutually agreeable targets for sales and marketing of the Joint Offering. Either Party shall have the right, after consultation with the other Party, to replace the Lead Sales and Marketing Executives at any time after the Effective Date. The Lead Sales and Marketing Executives may only be replaced by a person of similar rank and stature unless the Parties otherwise agree. The Lead Sales and Marketing Executives must be employees of either C1 or SAP.

          11.5.2 POWERS OF LEAD SALES AND MARKETING EXECUTIVES.

               The Lead Sales and Marketing Executives, after consultation, shall have the right to establish projects and teams and project and team leaders for various major sales efforts. Each Party shall structure all employees and resources under the Lead Sales and Marketing Executives, and the Lead Sales and Marketing Executives and their subordinates shall direct such resources in accordance with and to achieve the objectives set forth in the Sales and Marketing Summary.

          11.5.3 SALES AND MARKETING SUMMARY.

               An initial draft of the Sales and Marketing Summary will be mutually agreed upon within thirty (30) days after the Effective Date by the Lead Sales and Marketing Executives, setting forth the objectives and targets, and principal methods for sales and marketing of the Joint Offering and components thereof. Major substantive changes to such initial Sales and Marketing Summary shall require the consent of both Parties, such consent not to be unreasonably withheld, but any minor changes may be made by the corresponding Lead Sales and Marketing Executives after consultation.

11.6     ESCALATION AND DISPUTE RESOLUTION FOR ALLIANCE COMMITTEES.

          11.6.1 GENERAL.

               The Parties shall attempt to promptly resolve through good faith negotiation any dispute or disagreement between them directly relating to design and development priorities and decisions and resource allocation under this Agreement or the Joint Development Agreement or any Statement of Work.

          11.6.2 ESCALATION TO EXECUTIVE COMMITTEE.


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          In the event of a dispute in the Development Committee or Sales and
     Marketing Committee, either Party may identify said dispute for escalation. If the dispute is not resolved within seven (7) calendar days of such identification, then the dispute shall be escalated to the Executive Committee. The Executive Committee shall discuss the dispute within five
     (5) days of escalation and shall render a decision within ten (10) days of their initial discussion. If the Executive Committee is unable to resolve the dispute within ten (10) days of their initial discussion then the dispute shall be submitted to the Senior Executives as set forth in Section 11.6.3.

     11.6.3 ESCALATION TO SENIOR EXECUTIVES.

          In the event of a dispute in the Executive Committee, either Party may identify said dispute for escalation. If the dispute is not resolved within ten (10) calendar days of such identification, then the dispute shall be escalated to the most senior executives of C1 and SAP. The most senior executives shall discuss the dispute within five (5) days of escalation and shall render a decision within ten (10) days of their initial discussion. If the most senior executives are unable to resolve the dispute within ten
     (10) days of their initial discussion then the dispute shall be submitted to mediation as set forth in Section 11.6.4.

     11.6.4 MEDIATION.

          In the event that the most senior executives of C1 and SAP are unable to resolve a dispute originating in the Executive Committee, Development Committee or Sales and Marketing Committee, as set forth in Section 11.6.2, the most senior executives shall meet with a mediator as soon as practicable, but in no event more than thirty (30) days from the date of original escalation of the dispute to the most senior executives. The mediator shall submit a written report to the Parties within five (5) days of the final meeting between the mediator and the most senior executives. If the most senior executives remain unable to resolve the dispute after mediation, either Party may terminate this Agreement as set forth in
     Section 25.5. The cost of mediation shall be split equally between C1 and SAP.

11.7     EXECUTIVE REPRESENTATIVES AND EXECUTIVE MEETING.

          11.7.1 EXECUTIVE REPRESENTATIVES.

               Each Party shall designate a senior executive reporting to its chief executive officer, president or chief operating officer as its Executive Representative to the other for the purpose of this Agreement within thirty (30) days from the Effective Date. The Executive Representatives shall collaboratively report monthly in writing (which may be electronic) to both chief executive officers on the progress of development and sales and marketing under this Agreement and shall work to facilitate cooperation between the Parties to achieve the development and sales and marketing goals of this Agreement.


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                    11.7.2 EXECUTIVE MEETING.

                    In January and July of each year, the chief executive
               officers and the relevant members of their management teams including the Executive Representatives shall meet to review the development progress and sales and marketing progress under this Agreement. The January meetings shall be in California hosted by C1 and the July meetings in California, hosted by SAP. The host Executive Representative shall be responsible, in consultation with the participants and the other Executive Representative, for organizing such meeting and establishing its agenda.

12       SUPPORT AND TRAINING.

          12.1 SUPPORT.

                  The Parties shall agree on detailed support terms and responsibilities for supporting the Joint Offering, the Electronic Procurement Applications, and the NetMarket Maker Solution, including call receipt, call screening, installation assistance, problem identification and diagnosis, hand-over procedures and development level support. All support (including escalation procedures) by each Party shall be provided in accordance with a mutually agreed upon Support Level Agreement which shall be based on the support summary set forth in Exhibit F.

          12.2 TRAINING.

                  [*] Such training shall allow each Party to provide the level of maintenance and support for the other Parties' technology as set forth in Exhibit F. The scope and duration of such training shall be defined by the Executive Committee. Thereafter, each Party shall be free to offer similar training (as provided by the other Parties) to its distributors.

                  Travel and lodging expenses related to such training shall be borne by the Party receiving the training.

                  [*] The Provider shall grant to the Receiver a non-exclusive and royalty-free right to copy, use and distribute such training material as part of the Receiver's branded course. Training materials shall only be used in relation the Joint Offering and the Electronic Procurement Applications. The Receiver agrees to include the Provider's trademarks and copyright notices in its related course material. [*] The Provider shall update the training material and assist the Receiver in updating its training courses in the event of any changes, modifications in and to any of the Provider's technical components incorporated into the Joint Offering.


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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          [*]

          [*]


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.


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          [*]


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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          [*]

     13.2.6 PREPAYMENTS.

          Prepayments shall be in accordance with Exhibit B.

13.3     PAYMENTS.

         13.3.1 To C1. SAP shall make such payments to C1 within thirty (30) days of the end of the calendar quarter in which such royalties or fees accrue in accordance with GAAP. All payments due to C1 shall be made in United States dollars at C1's address as indicated in this Agreement or at such other address as C1 may from time to time indicate by proper notice hereunder.

         13.3.2 To SAP. C1 shall make such payments to SAPMarkets within thirty (30) days of the end of the calendar quarter in which such royalties or fees accrue in accordance with GAAP. All payments due to SAP shall be made in United States dollars at SAPMarkets' address as indicated in this Agreement or at such other address as SAPMarkets may from time to time indicate by proper notice hereunder.

13.4     CURRENCY.

          The Parties shall always use the average Noon Buying Rate published by the Federal Reserve Bank of New York during the month giving rise to payment for conversion between foreign currencies and United States Dollars. All costs related to currency conversion shall be borne by the paying Party.


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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     13.5 WITHHOLDING TAXES.

          All taxes based on income as may be imposed by any federal, state or local government entity for payments received under this Agreement will be borne by the recipient of payments (the "Recipient").

          If the Party making such payments (the "Payer") is required by law to withhold tax ("Withholding Tax") from any gross payment to the Recipient under this Agreement, Payer shall be entitled to withhold or deduct such tax from the gross amount to be paid. However, Payer shall use all endeavors to reduce any such withholding tax payable to the lowest possible rate subject to compliance with all applicable laws and double taxation treaties. The Payer will in the case of any withholding of tax provide to the Recipient a receipt from the relevant tax authority to which such withholding tax has been paid.

          All other taxes or charges of any kind (including but not limited to, customs duties, tariffs, excise, gross receipts, sales and use and value added tax) except income or corporation taxes will be borne by the Payer. If any such tax or duty is due under this Agreement, Payer will increase payment under this Agreement by such amount as shall ensure that after such payment, Recipient shall have received an amount equal to the payment otherwise required.

          The Payer shall be responsible for and hold the Recipient harmless from all claims and liability arising from the Payer's failure support or pay any Withholding Tax, duties, tariffs and other charges.

          Each Party shall also be responsible for and hold the other Party harmless from all taxes and other matters required of self-employed individuals by any governmental authority, including the withholding and payment of all such taxes. Such responsibility shall also extend to all employees and agents, all employees and agents furnished to a Party by any subcontractor, and all persons furnished by any broker or agency in connection with the performance of this Agreement. Such taxes shall include, but not be limited to, all federal, state and local taxes, including earnings taxes, employment taxes and payroll taxes.

14   CROSS LICENSE FOR DEVELOPMENT PURPOSE.

     14.1 INTERNAL USE.

          14.1.1 C1.

          C1 hereby grants SAP a non-exclusive, worldwide, limited to the term of this Agreement, non transferable, internal right [*] to use, display, perform and modify (in accordance with the provisions of the Joint Development) the C1 Technology and the Desktop Editions of the Electronic Procurement Applications that may be provided to SAP, if any, for purposes of the Joint Development Agreement. The exact list of those C1 Technology and the Desktop Editions of the


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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     Electronic Procurement Applications licensed to SAP, for purposes of the
     Development Effort, if any, pursuant to this Section shall be set forth in the Joint Development Agreement. The license granted hereunder is in object and source code form for use only in connection with the Development Effort.

     14.1.2 C1 SOURCE CODE FREEZE.

          Commencing on the effective date of termination of the Joint Development Agreement, SAP's right and license to the Source Code to the C1 Technology and the Desktop Editions of the Electronic Procurement Applications (used for the Development Effort) under Section 14.1.1 shall be limited to the commercial release or version of such C1 Technology and Desktop Editions of the Electronic Procurement Applications (used for the Development Effort) that is commercially available as of the effective date of termination of the Joint Development Agreement thereof and such right and license to the Source Code shall be limited to use only for support and maintenance, if any. As of the effective date of termination of the Joint Development Agreement, C1 shall be relieved of its obligations to deliver any further Source Code for Updates and Updates of the C1 Technology and the Desktop Editions of the Electronic Procurement Applications which may become commercially available after the effective date of termination of the Joint Development Agreement.

     14.1.3 SAP.

          SAP hereby grants C1 a non-exclusive, worldwide, limited to the term of this Agreement, non transferable, internal right [*] to use, display, perform and modify (in accordance with the provisions of the Joint Development Agreement) the SAP Applications and the Professional Editions of the Electronic Procurement Applications that may be provided to C1, if any, for purposes of the Development Effort. The exact list of those SAP Applications and the Professional Editions of the Electronic Procurement Applications licensed to C1, for purposes of the Development Effort, pursuant to this Section, if any, shall be set forth in the Joint Development Agreement. The license granted hereunder is in object and source code form for use only in connection with the Developmen Effort.

     14.1.4 SAP SOURCE CODE FREEZE.

          Commencing on the effective date of termination of the Joint Development Agreement, C1's right and license to the Source Code to the SAP Applications and Professional Editions of the Electronic Procurement Applications (used for the Development Effort) under Section 14.1.3 shall be limited to the commercial release or version of such SAP Applications and Professional Editions of the Electronic Procurement Applications (used for the Development Effort) that is commercially available as of the effective date of termination of the Joint Development Agreement thereof and such right and license to the Source Code shall be limited to use only for


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          support and maintenance. As of the effective date of termination of the Joint Development Agreement, SAP shall be relieved of its obligations to deliver any further Source Code for Updates and Updates of the SAP Applications and the Professional Editions of the Electronic Procurement Applications which may become commercially available after the effective date of termination of the Joint Development Agreement.

     14.2 ON-GOING LICENSING.

          The Parties agree that all interfaces related to the Joint Offering shall be licensed by the developing Party to the other Party in accordance with the terms and conditions of Section 14.1 on an on-going basis.

     14.3 DEVELOPMENT PARTNERS.

          The Parties may agree, on a case by case basis, to grant to some of their development partners, upon the mutual agreement of the Parties and provided the execution by such development partners of a customary development license and confidentiality agreement, the right to use the technical components in order to allow such development partners to participate in the Development Effort. [*]

     14.4 CROSS LICENSING AT TERMINATION.

          In the event of the expiration or termination of this Agreement, the cross licenses set forth in Section 14.1 and in Section 14.2 shall continue until termination of the OEM rights set forth in Section 15 below.

15   LICENSING RIGHTS.

     15.1    LICENSE FROM C1 TO SAP
             15.1.1 C1 TECHNOLOGY.

          C1 hereby grants to SAP and its Affiliates, for the term of this Agreement and the three (3) year period following the termination of this Agreement, under all of C1's Intellectual Property Rights in C1 Technology (including Updates and Upgrades), a limited, nonexclusive, worldwide "OEM" (object code) license to make or have made copies, use, license, offer to license, import, distribute, reproduce, export and otherwise transfer the C1 Technology but only when incorporated in the Joint Offering with all of the SAP Applications or in the Desktop Editions of the Electronic Procurement Applications. SAP and its Affiliates shall only license the C1 Technology with all the technical components listed as part of the Joint Offering.


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          In addition, C1 hereby grants to SAP, its Affiliates [*], during the term of this Agreement and the three (3) year period following the termination of this Agreement, a limited, nonexclusive, worldwide "OEM" (object code only) license to make or have made copies, use, license, offer to license, import, distribute, reproduce, export and otherwise transfer the Desktop Editions of the Electronic Procurement Applications (and any subsequent versions released during the term of this Agreement and the three (3) year period following the termination of this Agreement) outside the scope of the Joint Offering to any of its customers. SAP, its Affiliates, [*] shall have no right under C1's Intellectual Property Rights apart from the foregoing. Such license is non-transferable except as otherwise provided in this Agreement. Such license shall expire three (3) years from the effective date of termination of this Agreement.

          SAP may terminate the license grant herein by providing C1 with thirty
     (30) days notice. Upon the effective date of termination, SAP, its Affiliates [*] shall not be subject to the exclusivity commitments in
     Section 7.1.

     [*]

15.2     LICENSE FROM SAP TO C1.
          15.2.1 GENERAL.

               SAP AG and/or SAPMarkets, as the case may be, hereby grants to C1 and its Subsidiaries and Affiliates, during the term of this Agreement and the three (3) year


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     period following the termination of this Agreement, under all of SAP's
     Intellectual Property Rights in SAP Applications (including Updates and Upgrades), a nonexclusive, worldwide "OEM" (object code only) license to make or have made copies, use, license, offer to license, import, distribute (directly or by sublicense, through the C1 distribution channels), reproduce, export and otherwise transfer the SAP Applications but only when incorporated in the Joint Offering with all of C1 Technology or in the Professional Editions of the Electronic Procurement Applications. C1 and its Affiliates shall only license the SAP Applications with all the technical components listed as part of the Joint Offering.

          In addition, SAP hereby grants C1 a nonexclusive, worldwide "OEM" (object code) license to make or have made copies, use, license, offer to license, import, distribute, reproduce, export and otherwise transfer the Professional Editions (Requisition and Professional Users) of the Electronic Procurement Applications (and any subsequent versions released during the term of this Agreement and the three (3) year period following the termination of this Agreement) outside the scope of the Joint Offering to any of its customers. C1 shall have no right under SAP's Intellectual Property Rights apart from the foregoing. Such licenses are non-transferable except as otherwise provided in this Agreement. Such licenses shall expire three (3) years from the effective date of termination of this Agreement.

          C1 may terminate the license grant herein by providing SAP with thirty
     (30) days notice. Upon the effective date of termination, C1 and it Affiliates shall not be subject to the exclusivity commitments in Section 7.2.

15.3     NO RESTRICTIONS.

     C1 reserves all rights not expressly granted in this Agreement in and to the C1 Technology. SAP reserves all rights not expressly granted in this Agreement in and to the SAP Applications.

15.4     GENERAL TERMS.

          15.4.1 GENERAL RESTRICTIONS ON DISTRIBUTION.

          The Parties agree to comply with, and shall require each of their distributors to comply with, all applicable laws, rules and regulations to preclude the acquisition of unlimited rights to technical data, software and documentation provided with the Joint Offering to a governmental agency, and ensure the inclusion of the appropriate "Restricted Rights" or "Limited Rights" notices required by U.S. Government agencies.


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          15.4.2 DISTRIBUTOR LICENSE AGREEMENT.

               The Parties shall procure from each of their distributors (even if a Subsidiary), an executed copy of a distribution license agreement sufficient to ensure that such distributors are required to comply with the relevant terms of this Agreement.

          15.4.3 CUSTOMER LICENSE AGREEMENTS.

               The Parties and their distributors shall distribute the Joint Offering to customers only under the terms of, and shall ensure that the Joint Offering is subject to, end user license agreements with terms at least as restrictive as those set forth in the applicable customer license agreement to be developed by the Parties within thirty (30) days from the Effective Date.

     15.5 ENFORCEMENT OF DISTRIBUTORS AGREEMENTS.

          The Parties shall use their best efforts to enforce each distributor license agreement and customer agreement, whichever may be relevant, with at least the same degree of diligence used in enforcing similar agreements governing others, which in any event shall be sufficient to adequately enforce such agreements. Each Party shall use commercially reasonable efforts to protect the Intellectual Property Rights of the other Party, notify such other Party of any breach of a material obligation under a distributor license agreement or a customer license agreement affecting the Joint Offering, and cooperate in any legal action to prevent or stop unauthorized use, reproduction or distribution of the Joint Offering.

     15.6 REVERSE ENGINEERING AND MODIFICATION PROHIBITION.

          C1 agrees not to reverse engineer, decompile, or disassemble the SAP Applications or the Professional Editions of the Electronic Procurement Applications. C1 agrees not to create derivative works based on the SAP Applications or the Professional Editions of the Electronic Procurement Applications at any time without written consent from SAP, EXCEPT that C1 may bundle or integrate the SAP Applications and the MarketBuyer Professional Edition with the C1 Technology as part of the Joint Offering. C1 shall obtain written commitments from customers not to: (i) reverse engineer, decompile, disassemble the SAP Applications or the Professional Editions of the Electronic Procurement Applications; (ii) create derivative works based on the SAP Applications or the Professional Editions of the Electronic Procurement Applications; or (iii) modify the SAP Applications or the Professional Editions of the Electronic Procurement Applications without written permission from SAP, prior to the release of the SAP Applications and the Professional Editions of the Electronic Procurement Applications to such customers, to the extent permitted by applicable laws.

          SAP agrees not to reverse engineer, decompile, or disassemble the C1 Technology or the Desktop Editions of the Electronic Procurement Applications. SAP agrees not to create derivative works based on the C1 Technology or the Desktop Editions of the Electronic Procurement Applications at any time without written consent from C1, EXCEPT that SAP may


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     bundle or integrate the C1 Technology or the MarketBuyer Desktop Edition
     with the SAP Applications as part of the Joint Offering. SAP shall obtain written commitments from customers not to: (i) reverse engineer, decompile, disassemble the C1 Technology or the Desktop Editions of the Electronic Procurement Applications; (ii) create derivative works based on the C1 Technology or the Desktop Editions of the Electronic Procurement Applications; or (iii) modify the C1 Technology or the Desktop Editions of the Electronic Procurement Applications without written permission from C1, prior to the release of the C1 Technology or the Desktop Editions of the Electronic Procurement Applications to such customers, to the extent permitted by applicable law.

16  EXISTING PARTNERS.

    [*]

     The Parties will use their reasonable best efforts to enter into arrangements with each of C1 and SAP's existing partners [*] (ii) for such GTW regional and vertical marketplace partners to obtain preferred status as a provider of business services and/or hosting services related to the Joint Offering within their respective territories or vertical industries (subject to resolution of any overlaps), and (iii) to create a joint go-to-market distribution strategy for the sale of the EnterpriseBuyer Desktop Edition and the EnterpriseBuyer Professional Edition. The Parties agree to negotiate in good faith, as part of the initial launch of the Joint Offering, with the GTW such existing partners to license the MarketSet solution Joint Offering to each partner. In connection with the licensing of the Joint Offering by C1 or SAP to each of the partners, or in the alternative in connection with the establishment of other mutually beneficial distribution arrangements with each of the partners, the parties agree and to negotiate in good faith with each such partner to establish agree upon appropriate distribution strategies/referral relationships that leverage the relative strengths of each of the parties, all with the goal of supporting each such existing GTW marketplaces partner's horizontal or vertical marketplace marketplaces and driving mutual business opportunities (including, without limitation, driving buyer and supplier participation to such partner's GTW marketplaces).

17  INTERFACES LICENSING.

     17.1 C1 LICENSE OF INTERFACES TO SAP.

          C1 hereby grants to SAP [*] developed by C1 for the Joint Offering and owned by C1, subject only to the payment by SAP of the amounts provided in this Agreement. Such license shall be unrestricted as to field of use, except for


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     those limitations set forth in this Agreement. C1 also hereby grants to SAP a non-exclusive, [*] fully sublicensable right, under any patents issued anywhere in the world for which C1 is or becomes the beneficial or legal owner related to Interfaces which were reduced to practice in the course of the Development Effort, to make, have made, practice, have practiced, use, lease, sell and otherwise transfer any and all inventions, methods or processes which are the subject of any claim of any such patent for such Interface.

     17.2 SAP LICENSE OF INTERFACES TO C1.

          SAP hereby grants to C1 [*] developed by SAP for the Joint Offering and owned by SAP, subject only to the payment by C1 of the amounts provided in this Agreement. Such license shall be unrestricted as to field of use, except for those limitations set forth in this Agreement. SAP also hereby grants to C1 a non-exclusive, [*] fully sublicensable right, under any patents issued anywhere in the world for which SAP is or becomes the beneficial or legal owner related to those interfaces which were reduced to practice in the course of the Development Effort, to make, have made, practice, have practiced, use, lease, sell and otherwise transfer any and all inventions, methods or processes which are the subject of any claim of any such patent for such interface.

18  INTELLECTUAL PROPERTY RIGHTS.

     18.1 OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS IN AND TO THE JOINT
OFFERING.

          Neither SAP nor C1 shall acquire any Intellectual Property Rights into the Joint Offering as a whole. Each of the Parties hereby covenants that it shall not register, or attempt to, any Intellectual Property Rights in and to the Joint Offering as a whole under any jurisdiction in the world, except as may be agreed upon by the Parties in a written agreement.

     18.2 PREEXISTING SOFTWARE.

          18.2.1 C1 PROPRIETARY RIGHTS TO ITS PREEXISTING SOFTWARE.

               Title to and ownership in and to any of the preexisting C1 Technology and the Desktop Editions of the Electronic Procurement Applications and associated software whether in machine-readable or printed form, and including, without limitation, the C1 Technology and the Desktop Editions of the Electronic Procurement Applications provided by C1 hereunder, and any derivative works thereof, compilations, or collective works thereof and all related technical know-how and all Intellectual Property Rights therein, are and shall remain the exclusive property of C1 and its suppliers. SAP shall not take any action to jeopardize, limit or interfere in any manner with C1's ownership of and rights with respect to the preexisting C1 Technology, the Desktop Editions of the Electronic Procurement Applications, and the associated software. SAP shall have only those limited rights to use the preexisting C1 Technology, the Desktop Editions of the Electronic Procurement


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     Applications, and the associated software expressly granted to it pursuant to this Agreement.

     18.2.2 SAP PROPRIETARY RIGHTS TO ITS PREEXISTING SOFTWARE.

          Title to and ownership in and to any of the preexisting SAP Applications, the Professional Editions of the Electronic Procurement Applications, and the associated software whether in machine-readable or printed form, and including, without limitation, the SAP Applications and the Professional Editions of the Electronic Procurement Applications provided by SAP AG and/or SAPMarkets hereunder and any derivative works thereof, compilations, or collective works thereof and all related technical know-how and all Intellectual Property Rights therein, are and shall remain the exclusive property of SAP AG and/or SAPMarkets and its suppliers. C1 shall not take any action to jeopardize, limit or interfere in any manner with SAP's ownership of and rights with respect to the preexisting SAP Applications, the Professional Editions of the Electronic Procurement Applications, and the associated software. C1 shall have only those limited rights to use the preexisting SAP Applications, the Professional Editions of the Electronic Procurement Applications, and the associated software expressly granted to it pursuant to this Agreement.

18.3    NETMARKET MAKER SOLUTION

     Title to and ownership in and to the NetMarket Maker Solution and any related developed software and any associated software whether in machine-readable or printed form provided by C1 hereunder, and any derivative works thereof, compilations, or collective works thereof and all related technical know-how and all Intellectual Property Rights therein, are and shall remain the exclusive property of C1 and its suppliers. SAP shall not take any action to jeopardize, limit or interfere in any manner with C1's ownership of and rights with respect to the NetMarket Maker Solution. SAP shall have only those limited rights to use the NetMarket Maker Solution and associated software expressly granted to it pursuant to this Agreement.

18.4     OWNERSHIP OF DEVELOPED SOFTWARE

          18.4.1 PROFESSIONAL EDITIONS OF THE ELECTRONIC PROCUREMENT
     APPLICATIONS.

          SAP shall own all Intellectual Property Rights in and to the Professional Editions of the Electronic Procurement Applications. C1 shall assign and transfer to SAP all Intellectual Property Rights it may have in the Professional Editions of the Electronic Procurement Applications provided that C1 has received the licensing rights, granted by SAP as set forth in Section 15.2, in and to the Professional Editions of the Electronic Procurement Applications (and any subsequent versions released during the three (3) year period from the termination of this Agreement).


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          18.4.2 DESKTOP EDITIONS OF THE ELECTRONIC PROCUREMENT APPLICATIONS.

               C1 shall own all Intellectual Property Rights in and to the Desktop Editions of the Electronic Procurement Applications. SAP shall assign and transfer to C1 all Intellectual Property Rights it may have in the Desktop Editions of the Electronic Procurement Applications provided that SAP has received the licensing rights, granted by C1 as set forth in Section 15.1, in and to the Desktop Editions of the Electronic Procurement Applications (and any subsequent versions released during the three (3) year period from the termination of this Agreement).

          18.4.3 AUCTION SOFTWARE.

               C1 shall own all Intellectual Property Rights in and to the Auction Technology and SAP shall assign and transfer to C1 all Intellectual Property Rights it may have in the Auction Technology provided that that SAP has received the licensing rights, granted by C1 as set forth in Section 15.1, in and to the Auction Technology (and any subsequent versions released during the three (3) year period from the termination of this Agreement).

          18.4.4 CBL EXTENSIONS.

               Ownership of Intellectual Property Rights in and to the CBL extensions that may be jointly developed shall be in accordance with the Joint Development Agreement.

          18.4.5 USER INTERFACE.

               The user interface for the Joint Offering shall be jointly developed by the Parties utilizing SAP's workplace technology and C1's Portal Builder technology, provided the Parties reach mutual agreement on joint branding.

               The jointly developed user interface shall be jointly owned by the Parties provided, however, that the term "user interface," for purposes of this sentence, shall not include (i) any proprietary elements of the SAP Workplace technology which shall be licensed to C1 in accordance with the terms set forth in Section 15 of this Agreement, and (ii) any proprietary elements of the C1 Portal builder technology which shall be licensed to SAP in accordance with the terms set forth in Section 15 of this Agreement.

18.5 OWNERSHIP OF OTHER JOINTLY DEVELOPED SOFTWARE OTHER THAN AS PER SECTION
     18.3

     The Parties agree that all matters related to the ownership of new jointly developed technology and/or software other than the technology and/or software described in Section 18.3 shall be decided by the Development Committee.


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          The Parties agree that, upon attribution of ownership of a new jointly developed software to a Party, the other Party shall be granted a de jure licensing right in and to such new jointly developed software in accordance with the terms and conditions of this Agreement.

     18.6 RESIDUAL KNOWLEDGE.

          Except as provided in this Section 18, neither Party transfers, assigns or grants to the other Party any ownership or exclusive license to any (i) data processing ideas, (ii) programming techniques, (iii) e-commerce consulting methodologies, and (iv) systems integration techniques. Both Parties agree that the other Party shall have the right to continue to use any residual knowledge for its own benefit in developing its own business provided that the confidential nature of such residual knowledge is maintained and provided that both Parties comply with their obligations set forth in Section 7.

     18.7 DEVELOPED SOFTWARE MATERIALS.

          Upon attribution of the related Intellectual Property Rights by the Development Committee, the Parties shall place an appropriate electronic plaque, emblem and/or decal thereon, including evidence of the designated Party's ownership of related materials while in the possession of the other Party.

     18.8 THIRD-PARTY SOFTWARE.

          Rights to third party software shall be governed by the license agreements with third party licensors.

     18.9 PROPRIETARY NOTICES.

          18.9.1 NO ALTERATION OF NOTICES.

               The Parties and their employees and agents shall not remove or alter any trademark, trade name, copyright, or other proprietary notices, legends, symbols, or labels appearing on or in copies of the C1 Technology and/or the SAP Applications, the Electronic Procurement Applications and/or the NetMarket Maker Solution as delivered by one Party to the other and shall use the same notices, legends, symbols, or labels in and on copies of the C1 Technology and/or the SAP Applications and associated software as are contained in and on such of the C1 Technology and/or the SAP Applications and associated software.

          18.9.2 NOTICE.

               Each portion of the of the C1 Technology and/or the SAP Applications and associated software reproduced by SAP and/or C1 shall include the intellectual property notice or notices appearing in or on the corresponding portion of such materials as delivered by C1 and/or SAP hereunder.


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               The Parties shall ensure that all copies of the of the C1
          Technology and/or the SAP Applications as used or licensed pursuant to this Agreement conspicuously display the following notice: Copyright (2000 (or other appropriate year(s)), [C1/SAP]. All Rights Reserved.

19   WARRANTIES.

     19.1 WARRANTIES.

          19.1.1 CONFORMITY TO SPECIFICATIONS.

               For a period [*] each Party warrants to the other Parties that its technical components included within the Joint Offering and the Electronic Procurement Applications shall substantially comply with the technical specifications set forth in the applicable product documentation agreed upon by the Development Committee. For a period of [*] from delivery to the applicable customer, C1 warrants to SAP that its technical components included within the NetMarket Maker Solution shall substantially comply with the technical specifications set forth in the applicable product documentation. If a Party discovers any defects or non conformities in any such components, the discovering Party shall notify, in writing within thirty (30) business days from discovery, the Party that owns and delivers the defective technical component.

          19.1.2 REMEDY.

               Should any technical component included within the Joint Offering, the Electronic Procurement Applications or the NetMarket Maker Solution fail to meet the warranty standard set out in Section
          19.1.1 above, the owning Party's obligation shall be, at its option, to bring the performance of the technical component into substantial compliance with the technical specifications or to replace the defective technical component. In the event such Party fails to do so within a reasonable period of time, not to exceed ninety (90) days after receipt of the written notice of such non-compliance, the notifying Party may terminate this agreement pursuant to Section 23.3 hereof.

          19.1.3 COSTS.

              [*]


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          19.1.4 YEAR 2000.

               C1 represents and warrants that the C1 Technology, the Desktop Editions of the Electronic Procurement Applications, and the NetMarket Maker Solution and SAP represents and warrants that the SAP Applications and the Professional Editions of the Electronic Procurement Applications are, and in future releases will be, Year 2000 Compliant. As used in this Agreement, "Year 2000 Compliant" shall mean the ability of the Party's respective technology to provide the following functions:

                    (a) consistently handle date information, including but not limited to accepting date input, providing date output, and performing calculations on dates or portions of dates;

                    (b) respond to two-digit year-date input in a way that resolves the ambiguity as to century in a disclosed, defined, and predetermined manner; and

                    (c) store and provide output of date information in ways that are unambiguous as to century.

     19.2 DISCLAIMER OF WARRANTIES.

          EXCEPT FOR THE FOREGOING, NEITHER C1 NOR SAP MAKES ANY OTHER WARRANTIES TO THE OTHER WITH RESPECT TO THE OPERATION OR PERFORMANCE OF ANY OF THE SOFTWARE DEVELOPED OR LICENSED BY EITHER PARTY TO THE OTHER PURSUANT TO THIS AGREEMENT, AND C1 AND SAP EACH HEREBY DISCLAIMS ALL SUCH OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

20   REPRESENTATIONS & COVENANTS.

     20.1 C1.

          C1 represents and covenants to SAP that (i) it has full power and authority to enter into and perform this Agreement; (ii) it owns or has obtained the necessary rights, title and interest [*] including any third party technology embedded therein; (iii) there are no pending material patent, copyright, trademark or other intellectual property infringement claims against any Intellectual Property Rights of C1 with respect to [*] and (iv) that its performance of the obligations under this Agreement does not and shall not violate any applicable law, rule, or regulation; any contracts with third parties; or any third party rights in any patent, trademark, copyright, trade secret, or any other proprietary right in the Intellectual Property Territories.


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     20.2 SAP.

          SAP represents and covenants to C1 that (i) it has full power and authority to enter into and perform this Agreement; (ii) it owns or has obtained the necessary rights, title and [*]; (iii) there are no pending material patent, copyright, trademark or other intellectual property infringement claims against any Intellectual Property Rights of SAP with respect to the [*] and (iv) that its performance of the obligations under this Agreement does not and shall not violate any applicable law, rule, or regulation; any contracts with third parties; or any third party rights in any patent, trademark, copyright, trade secret, or any other proprietary right in the Intellectual Property Territories.

21   INDEMNIFICATION.

     21.1 INTELLECTUAL PROPERTY INDEMNITY FROM C1.

          C1 agrees to defend and indemnify SAP against any and all liability, loss, damage, cost and expense (including cost of defense and reasonable attorney's fees) which SAP may hereafter suffer itself or pay out to another by reason of any claim, or actions arising out of such claim, filed and originating in the Intellectual Property Territories [*].

          C1's obligations under this Section 21.1 are subject to the following conditions and obligations of SAP: (i) SAP agrees to notify promptly C1 upon knowledge of any claim, suit, action, or proceeding for which it may be entitled to indemnification under this Agreement; (ii) SAP shall permit C1 to have the sole right to control the defense of any such claim; (iii) SAP agrees to provide reasonable assistance to C1 at C1's expense, in the defense of same; and (iv) SAP will not enter into any settlement agreement or otherwise settle any such claim without C1's express prior consent or request. SAP may, at its own expense, participate in the defense of any such claim or action.

          In addition to its obligations set forth in this Section 21.1, C1 agrees that in the event SAP is enjoined from using [*] C1 shall, at its expense, (i) replace or modify the infringing portion [*] so it becomes non-infringing, yet functionally equivalent or (ii) procure for SAP the right to continue using the [*]


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     [*]

     21.2 INTELLECTUAL PROPERTY INDEMNITY FROM SAP.

          SAP agrees to defend and indemnify C1 against any and all liability, loss, damage, cost and expense (including cost of defense and reasonable attorney's fees) which C1 may hereafter suffer itself or pay out to another by reason of any claim, or actions arising out of such claim, filed and originating in the Intellectual Property Territories [*].

          SAP's obligations under this Section 21.2 are subject to the following conditions and obligations of C1: (i) C1 agrees to notify promptly SAP upon knowledge of any claim, suit, action, or proceeding for which it may be entitled to indemnification under this Agreement; (ii) C1 shall permit SAP to have the sole right to control the defense of any such claim; (iii) C1 agrees to provide reasonable assistance to SAP at SAP's expense, in the defense of same; and (iv) C1 will not enter into any settlement agreement or otherwise settle any such claim without SAP's express prior consent or request. C1 may, at its own expense, participate in the defense of any such claim or action.

          In addition to its obligations set forth in this Section 21.2, SAP agrees that in the event C1 is enjoined from using [*] the Joint Offering or licensed to C1 pursuant to this Agreement, SAP shall, at its expense,
     (i) replace or modify the infringing portion [*] so it becomes non-infringing, yet functionally equivalent or (ii) procure for C1 the right to continue using the [*].

          21.3 CUSTOMER INDEMNITY.
               21.3.1 FROM SAP.

                    SAP agrees to indemnify C1 against any and all liability,
               loss, damage [*] cost and expense (including cost of defense and reasonable attorney's fees), as awarded pursuant to a final, non-appealable judgment obtained from a court of competent jurisdiction, or pursuant to mutual agreement of the Parties which C1 may hereafter suffer itself [*] for which SAP is responsible provided that (i) such warranties do not exceed the scope of the warranties set forth in Section 19.1, AND (ii) such incurred


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     liability can not be limited contractually under mandatory law, AND (iii)
     C1 used its best efforts to mitigate such liability.

               SAP's obligations under this Section 21.3 are subject to the following conditions and obligations of C1: (i) C1 agrees to notify promptly SAP upon knowledge of any claim, suit, action, or proceeding for which it may be entitled to indemnification under this Agreement;
          (ii) C1 shall permit SAP to have the sole right to control the defense of any such claim; (iii) C1 agrees to provide reasonable assistance to SAP at SAP's expense, in the defense of same; (iv) C1 provides sufficient evidence of the impossibility of limiting the incurred liability under applicable laws, and (v) C1 will not enter into any settlement agreement or otherwise settle any such claim without SAP's express prior consent or request. C1 may, at its own expense, participate in the defense of any such claim or action.

          [*]

               C1's obligations under this Section 21.3 are subject to the following conditions and obligations of SAP: (i) SAP agrees to notify promptly C1 upon knowledge of any claim, suit, action, or proceeding for which it may be entitled to indemnification under this Agreement;
          (ii) SAP shall permit C1 to have the sole right to control the defense of any such claim; (iii) SAP agrees to provide reasonable assistance to SAP at SAP's expense, in the defense of same; (iv) SAP provides sufficient evidence of the impossibility of limiting the incurred liability under applicable laws, and (v) SAP will not enter into any settlement agreement or otherwise settle any such claim without C1's express prior consent or request. SAP may, at its own expense, participate in the defense of any such claim or action.

     21.4 GENERAL INDEMNITY.

          C1 agrees to defend and indemnify SAP and its directors, officers and employees against all liability, loss, damage, costs and expenses (including cost of defense and reasonable attorneys' fees) which any or all of them may hereafter suffer themselves or pay out to another by reason of any claim, action, or right of action, at law or in equity because of


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     any injury, including death, to persons or damage to tangible property
     (excluding data or any similar concept) which arises out of or is in connection with the performance of this Agreement to the extent caused by the negligence or willful misconduct of C1, its employees or agents.

          SAP agrees to defend and indemnify C1 and its directors, officers and employees against all liability, loss, damage, costs and expenses (including cost of defense and reasonable attorneys' fees) which any or all of them may hereafter suffer themselves or pay out to another by reason of any claim, action, or right of action, at law or in equity because of any injury, including death, to persons or damage to tangible property (excluding data or any similar concept) which arises out of or is in connection with the performance of this Agreement to the extent caused by the negligence or willful misconduct of SAP, its employees, or agents.

    [*]


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              [*]

     22 LIMITATION OF LIABILITY; EXCLUSION OF DAMAGES.

          22.1 LIMITATION OF LIABILITY.

               UNDER NO CIRCUMSTANCES SHALL EITHER PARTY'S TOTAL LIABILITY OF ALL KINDS ARISING OUT OF OR RELATED TO THIS AGREEMENT REGARDLESS OF THE FORUM AND REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED IN CONTRACT, TORT NEGLIGENCE OR OTHERWISE, EXCEED [*]

          22.2 EXCLUSION OF DAMAGES.

                  NEITHER PARTY HERETO SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER FOR INDIRECT, CONSEQUENTIAL, PUNITIVE, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES, EVEN IF APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING, EXCEPT FOR DAMAGES RESULTING FROM BREACH OF SECTION 23 HEREOF.

          22.3 NETMARKET MAKER SOLUTION INDEMNIFICATION.

                  Notwithstanding anything to the contrary, C1's limited indemnification obligations (as set forth in Section 21) related to the NetMarket Maker Solution [*]

          22.4 EXCEPTIONS.

               THE EXCLUSIONS OF DAMAGES AND LIMITATIONS OF LIABILITY SET FORTH IN SECTIONS 22.1 AND 22.2 SHALL NOT OPERATE TO LIMIT


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     (a) AMOUNTS ACTUALLY DUE AND PAYABLE PURSUANT TO THE EXPRESS TERMS OF THIS
     AGREEMENT, OR (b) AMOUNTS DUE AND PAYABLE PURSUANT TO SECTIONS 21.1, 21.2, 21.3, 21.4 (FOR PERSONAL INJURY OR DEATH ONLY), 21.5 AND 23 OF THIS AGREEMENT.

23   CONFIDENTIALITY.

     23.1 CONFIDENTIAL INFORMATION.

          As used herein, "Confidential Information" shall mean, without limitation, any non-public communications, written or oral, involving a Party's non-public business information, technical information or data, however embodied, marketing plans, financial information and strategic plans or any other information identified in writing as confidential or proprietary.

     23.2 CONFIDENTIALITY OBLIGATIONS.

          The Parties hereby covenant and agree that, except as required by law and as provided in this Section, they shall not disclose the terms and conditions of this Agreement (including, but not limited to, the names of the Parties and the payment terms) to any other person or entity (other than their counsel and auditors) without obtaining the prior written consent of the other Party, except to the extent necessary to effect the transactions and actions contemplated herein.

          Each Party may furnish to the other Party in connection with this Agreement certain Confidential Information. The Party disclosing such Confidential Information is referred to as the "Discloser", and the Party receiving such Confidential Information is referred to as the "Recipient." Each Party agrees that it shall keep in confidence and prevent the acquisition, disclosure, use or misappropriation by any person or persons of Confidential Information which is received from the other under this Agreement, provided, however, that neither Party shall be liable for disclosure of any such information if the same is disclosed with the prior written approval of the other Party. Each Party agrees that if it breaches the provisions of this section, the Discloser of the Confidential Information may suffer irreparable injury and shall be entitled to seek a temporary and permanent injunction, in addition to the other remedies for breach of the Agreement.

          Recipient shall use the same care and discretion to avoid disclosure, publication or dissemination of Confidential Information as it uses with its own similar confidential information that it does not wish to disclose, publish or disseminate provided that Recipient shall use at least reasonable care. The Confidential Information is not to be disclosed to any persons other than the employees of the Recipient who have a need to know. Except as expressly provided by this Agreement, Recipient shall not use Confidential Information in any manner, nor use it for the benefit of anyone but Discloser.

          The obligations of Recipient with respect to any particular portion of Confidential Information shall terminate or shall not attach, as the case may be, when any of the following occurs: (i) it was in the public domain at the time of Discloser's communication thereof to


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          Recipient; (ii) it entered the public domain through no fault of
          Recipient subsequent to the time of Discloser's communication thereof to Recipient; (iii) it was in Recipient's possession free of any obligation of confidence at the time of Discloser's communication thereof to Recipient; (iv) it was independently developed by Recipient; or (v) its disclosure is required pursuant to applicable law (including securities laws) or by a court or government order and Discloser has been given reasonable notice of such order and a reasonable opportunity to seek a protective order.

                  All such Confidential Information shall remain the exclusive property of Discloser. The confidentiality obligations shall survive any termination of this Agreement and shall continue for so long as the Confidential Information is the property of Discloser or for as long as otherwise permitted by law.

24       AUDIT RIGHTS.

         C1 and SAP agree to allow mutually acceptable independent CPA auditors, which auditors shall not be compensated on a contingency basis and shall be bound to keep all information confidential except as necessary to disclose discrepancies to the other Party, to audit and analyze relevant accounting records of each other to ensure compliance with all terms of this Agreement. Any such audit shall be permitted within thirty (30) days of one Party's receipt from the other of a written request to audit, during normal business hours, at a time mutually agreed upon. The cost of such an audit shall be borne by the requesting Party unless a material discrepancy is found, in which case the cost of the audit shall be borne by the other Party. [*] Audits shall occur no more frequently than once per calendar year and shall not interfere unreasonably with the audited Party's business activities and shall be conducted in the audited Party's facilities during normal business hours on reasonable notice. An audit may cover any period; provided that: (i) the period has not been previously audited; and (ii) the period under audit is within [*] immediately preceding the commencement of the audit. A Party shall promptly reimburse the other for the amount of any discrepancy arising out of such audit which indicates that such Party is owed amounts hereunder as well as the costs of the audit, if applicable, as provided above. Any dispute pursuant to this provision is subject to the provisions of Section 30.12 hereof.

         For a period of at least [*] following the date of termination or expiration of this Agreement, C1 and SAP shall keep available for inspection by SAP or C1 (as applicable) and its representatives for any reasonable purpose all records, files, documents and correspondence relating to the Joint Offering.

25   TERM & TERMINATION.

     25.1 TERM.

          This Agreement shall remain in full force and effect [*] following the Effective Date unless earlier terminated in accordance with this Section. This Agreement may be renewed upon the mutual agreement of the Parties.


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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     [*]

     25.3     TERMINATION FOR MATERIAL BREACH.

          Either Party may terminate this Agreement by giving thirty (30) days' prior written notice to the other Party upon the occurrence of a material breach by such other Party of the terms of this Agreement unless such breach is cured within such thirty (30) day period.

     25.4     TERMINATION AS A RESULT OF BANKRUPTCY.

          This Agreement may be terminated by either Party effective immediately and without any requirement of notice, in the event that (i) the other Party files a petition, in bankruptcy, seeking any reorganization, arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; (ii) a receiver, trustee, or similar officer is appointed for the business or property of such Party; (iii) any involuntary petition or proceeding, under bankruptcy or insolvency laws, is instituted against such Party and not stayed, enjoined, or discharged within sixty (60) days; or
     (iv) the other Party adopts a resolution for discontinuance of its business or for dissolution.

     25.5     TERMINATION FOR UNRESOLVED DISPUTES.

          Either Party may terminate this Agreement upon a ninety (90) day prior written notice to the other Party if a dispute brought through the Executive Committee, Development Committee, or Sales and Marketing Committee remains unresolved after completion of the dispute resolution procedures identified in Section 11.6.

     25.6     TERMINATION FOR A CHANGE OF CONTROL.

          SAP may terminate this Agreement within three months of the occurrence of any of the following transactions by C1 with a Competitor of SAP: (i) a merger, consolidation or other business combination or transaction to which C1 is a party if the stockholders of C1 immediately prior to the effective date of such merger, consolidation or other business combination or transaction, as a result of such share ownership, have beneficial ownership of voting securities representing less than 50% of the Total Current Voting Power of the surviving entity following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any person, entity or 13D Group of direct or indirect beneficial ownership of voting stock of C1 representing 50% or more of the Total Current Voting Power of C1; (iii) an acquisition of direct or indirect beneficial ownership of voting stock of C1 representing 25% or more of the Total Current Voting Power of C1; or (iv) a sale of all or substantially all of the assets of C1. If C1 enters into one the transactions described in (i), (ii), (iii) or
     (iv) with a Competitor of SAP and SAP elects to terminate the Agreement pursuant to this Section, all the licensing rights provided by SAP to C1 and by C1 to SAP


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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     pursuant to this Agreement shall immediately terminate upon the receipt of notice by C1 or its successor.

          C1 may terminate this Agreement within three months of the occurrence of any of the following transactions by SAP with a Competitor of C1: (i) a merger, consolidation or other business combination or transaction to which SAPMarkets is a party if the stockholders of SAPMarkets immediately prior to the effective date of such merger, consolidation or other business combination or transaction, as a result of such share ownership, have beneficial ownership of voting securities representing less than 50% of the Total Current Voting Power of the surviving entity following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any person, entity or 13D Group of direct or indirect beneficial ownership of voting stock of SAPMarkets representing 50% or more of the Total Current Voting Power of SAPMarkets; (iii) an acquisition of direct or indirect beneficial ownership of voting stock of SAPMarkets representing 25% or more of the Total Current Voting Power of SAPMarkets; or (iv) a sale of all or substantially all of the assets of SAP AG or SAPMarkets. If SAPMarkets enters into one the transactions described in
     (i), (ii), (iii) or (iv) with a Competitor of C1 and C1 elects to terminate the Agreement pursuant to this Section, all the licensing rights provided by SAP to C1 and by C1 to SAP pursuant to this Agreement shall immediately terminate upon the receipt of notice by C1 or its successor.

     25.7     SURVIVAL.

          Sections 1, 5.1, 5.2, 7.1.1, 7.2.1, 12.1, 13, 14, 15, 17, 18, 19, 21,
     22, 23, 24, 25.7, 25.8, 26, 27, and 30 shall survive any termination of this Agreement and remain in full force and effect.

     25.8     LIMITATION ON RIGHT TO TERMINATE LICENSES.

          Except in the event that a Party fails to pay the fees payable under
     Section 13 and except as provided in Section 15.1.2, a Party shall have no right whatsoever to terminate or reduce the other Party's license rights set forth in Sections 15 (except as provided in Section 15.1.2), 17 and 26 on the basis of any alleged breach by a Party of any of its obligations pursuant to this Agreement or for any other reasons (other than expiration pursuant to the terms hereof), except to the extent permitted pursuant to a final, non-appealable judgment obtained from a court of competent jurisdiction (as set forth in Section 30.12) in litigation between SAP and C1. Notwithstanding anything to the contrary set forth in this Agreement, in the event one Party ("the injured Party") believes that the other Party ("the breaching Party") has breached any obligations under this Agreement, other than the payment obligations, [*]. The breaching Party shall be entitled to


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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     seek injunctive relief to prevent the injured Party from terminating or limiting such licenses in any way other than as expressly allowed in this Section.

26   POST-TERMINATION RIGHTS.

     26.1 C1 POST TERMINATION LICENSE RIGHTS.

          Following any expiration or termination of this Agreement (except for a termination pursuant to Section 25.6), SAP shall grant to C1 a non-exclusive, limited term object code license (not to exceed three (3) years) to resell the SAP Applications and the MarketBuyer Professional Edition as part of the Joint Offering and the Professional Editions of the Electronic Procurement Application outside the scope of the Joint Offering, together with any jointly owned technology, subject to payment by C1 of any fee structure in place at the effective date of the termination of this Agreement. C1 shall be free to further develop and enhance the jointly owned technology for its own account in all respects, shall be entitled to full ownership of any C1 separately developed code based on or derived from the jointly owned technology, including without limitation any C1 separately developed modifications and enhancements to the jointly owned technology, shall have no duty to account to or pay SAP with respect to any use or exploitation of the jointly owned technology, and shall not be subject to any limitations on field of use with respect to the jointly owned technology. Following any expiration or termination of this Agreement, C1 shall have no rights of any kind to any software developed by SAP which does not constitute the Joint Offering, the Professional Editions of the Electronic Procurement Application, or jointly owned technology.

     26.2     SAP POST TERMINATION LICENSE RIGHTS.

          Following any expiration or termination of this Agreement (except for a termination pursuant to Section 25.6), C1 shall grant to SAP a non-exclusive, limited term object code license (not to exceed three (3) years) to resell the C1 Technology and the Desktop Editions of the Electronic Procurement Application as part of the Joint Offering and the MarketBuyer Desktop Edition outside the scope of the Joint Offering, together with any jointly owned technology, subject to payment by SAP of any fee structure in place at the effective date of the termination of this Agreement. SAP shall be free to further develop and enhance the jointly owned technology for its own account in all respects, shall be entitled to full ownership of any SAP separately developed code based on or derived from the jointly owned technology, including without limitation any SAP separately developed modifications and enhancements to the jointly owned technology, shall have no duty to account to or pay C1 with respect to any use or exploitation of the jointly owned technology, and shall not be subject to any limitations on field of use with respect to the jointly owned technology. Following any expiration or termination of this Agreement, SAP shall have no rights of any kind to any software developed by C1 which does not constitute the Joint Offering, the Desktop Editions of the Electronic Procurement Application, and including, without limitation the NetMarket Maker Solution, or jointly owned technology.

27       SOURCE CODE ESCROW.


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          Within sixty (60) days after the Effective Date, the Parties shall enter into a source code escrow agreement with an escrow agent acceptable to both Parties. Each Party shall deposit with the agent its technical components and shall name the other Party as beneficiary. Each Party shall be responsible for updating the materials in the escrow. The escrow agreement shall provide for specific "Release Events" and each Party shall be solely responsible for all costs and expenses associated with the escrow and the escrow agreement.

     28       GLOBAL TRADING WEB (GTW).

          The mySAP.com Marketplace shall become a member of the Global Trading Web ("GTW") and SAP shall promote the GTW as the integrated global trading network for marketplaces licensing the Joint Offering, in each case provided that SAP and C1 reach mutual agreement on acceptable branding. [*]

     29   STATUS.

          29.1    C1 STATUS.

                  In connection with this Agreement, C1 is an independent contractor and as such will not have any authority to bind or commit SAP. Nothing herein shall be deemed or construed to create a joint venture, partnership, fiduciary or agency relationship between the Parties for any purpose. C1 shall provide all personnel required to perform its obligations hereunder, which personnel may in some instances be employees of C1 and in other instances may be independent contractors hired by C1 for the purpose of performing specific obligations pursuant to this Agreement. In either such event, however, C1 shall be responsible to SAP for the completion of the obligations to be performed pursuant to this Agreement and the persons performing such obligations as representatives of C1 shall perform such obligations under the direct control and supervision of C1 rather than SAP. Neither C1 nor any of the personnel utilized by C1 in performing its obligations under this Agreement shall be entitled to any rights or benefits made available to SAP's employees, nor shall such personnel be entitled to any direct or indirect compensation or remuneration of any kind from SAP as a result of the performance of this Agreement, except for C1's obligations to pay fees to SAP as per Section 13, and C1 shall be responsible for the compensation of such personnel.

         29.2     SAP STATUS.

                  In connection with this Agreement, SAP is an independent contractor and as such will not have any authority to bind or commit C1. Nothing herein shall be deemed or construed to create a joint venture, partnership, fiduciary or agency relationship between the Parties for any purpose. SAP shall provide all personnel required to perform its obligations hereunder, which personnel may in some instances be employees of SAP and in other instances may be independent contractors hired by SAP for the purpose of performing specific obligations pursuant to this Agreement. In either such event, however, SAP shall be responsible to C1 for the completion of the obligations to be performed pursuant to this Agreement and the


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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     persons performing such obligations as representatives of SAP shall perform such obligations under the direct control and supervision of SAP rather than C1. Neither SAP nor any of the personnel utilized by SAP in performing its obligations under this Agreement shall be entitled to any rights or benefits made available to C1's employees, nor shall such personnel be entitled to any direct or indirect compensation or remuneration of any kind from C1 as a result of the performance of this Agreement, except for SAP's obligations to pay fees to C1 as per Section 13, and SAP shall be responsible for the compensation of such personnel.

30   MISCELLANEOUS.

     30.1     OTHER REMEDIES CUMULATIVE.

          Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity, including, without limitation, rights or remedies under applicable patent, copyright, trade secret or proprietary rights laws, rules or regulations.

     30.2     PUBLIC COMMUNICATIONS.

          No public announcements or public disclosure regarding this relationship shall be made without the prior written agreement of the Parties. The Parties will agree upon a joint press release upon the conclusion of this Agreement or at such other time as the Parties may mutually determine and agree.

     30.3     SECTION 365(N) OF BANKRUPTCY CODE.

          All rights and licenses granted under or pursuant to this Agreement by C1 to SAP or by SAP to C1 are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, 11 U.S.C.
     Section 101, et seq. (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code. The Parties agree that C1 and SAP, as licensees of such rights and licenses, shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code; provided such Party abides by the terms of this Agreement.

     30.4     CONSTRUCTION.

          All references in this Agreement to "Articles," "Article," "Attachments," "Section" and "Sections" refer to the articles, sections and exhibits of this Agreement. As used in this Agreement, neutral pronouns and any variations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural, and vice versa, as the context may require. The words "hereof," "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole, as the same may from time to time be amended or supplemented, and not to any subdivision contained in this Agreement. The word "including" when used herein is not intended to be exclusive and means "including, without limitation." The words "sell" or "sold" when used


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     herein is not intended as a sale of goods pursuant to the terms of the U.N.
     Convention on Contracts for the International Sale of Goods and when used with respect to software shall be considered a license and no transfer of title to software shall be implied thereby.

     30.5     ASSIGNMENT.

          Except as set forth in this Section, neither Party shall transfer or assign its rights or obligations under this Agreement without the prior written consent of the other Party and any purported assignment in violation of the foregoing shall be null and void provided that SAP AG and SAPMarkets shall be free, without C1's consent, to allocate between them any ownership interests they may have in and to any technology developed by SAP pursuant to this Agreement. Either Party shall have the right to assign this Agreement, as a whole, to any successor in interest to all or substantially all of such Party's business or assets, whether by merger, reorganization, asset sale or otherwise, subject to the provisions of
     Section 25.6. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the Parties hereto, their successors and assigns.

     30.6     NO IMPLIED WAIVERS.

          The delay or failure by either Party to exercise or enforce any of its rights under this Agreement shall not constitute or be deemed a waiver of that Party's right thereafter to enforce those rights, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     30.7     SEVERABILITY.

          If any term or provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable, the same shall not affect the other terms or provisions hereof or the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court's opinion to render such term or provision enforceable, and the rights and obligations of the Parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the Parties herein set forth.

     30.8     FORCE MAJEURE.

          Except for payment of monies, neither Party shall be liable for failure to fulfill its obligations under this Agreement or any statement of work or amendment hereunder for delays in delivery due to causes beyond its reasonable control, including, but not limited to, acts of God, man-made or natural disasters, earthquakes, fire, riots, flood, strikes or acts of war. The time for performance of any such obligation shall be extended for the time period lost by reason of the delay.

     30.9     HEADINGS.


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          Headings of Sections and Sub-Sections herein are inserted for convenience of reference only and shall not affect the construction or interpretations of this Agreement.

     30.10    NOTICE.

          Any notice or other communication given pursuant to this Agreement shall be in writing and shall be effective either when delivered personally to the Party for whom intended, or five (5) days following deposit of the same into the United States mail (certified mail, return receipt requested, or first class postage prepaid), facsimile (with confirmation of delivery) or overnight delivery services ( with confirmation of delivery), addressed to such Party at the address set forth on the initial Page of this Agreement. Either Party may designate a different address by notice to the other given in accordance herewith.

     30.11    GOVERNING LAW.

          This Agreement shall be governed by and construed in accordance with the laws of New York, without giving effect to conflict of laws rules. The Parties expressly agree to exclude the application of the U.N. Convention on Contracts for the International Sale of Goods (1980) to this Agreement and the performance of the Parties contemplated herein, to the extent that such convention might otherwise be applicable.

     30.12    EXCLUSIVE JURISDICTION.

          Any dispute or claim arising out of or in relation to this Agreement, or the interpretation, making, performance, breach or termination thereof, shall be subject to the exclusive jurisdiction of a federal or state court located in New York City, NY. The Parties may apply to any court of competent jurisdiction for temporary or preliminary injunctive relief, without breach of this Section 30.12.

     30.13    ENTIRE AGREEMENT.

          This Agreement sets forth the entire understanding between the Parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof.

     30.14    CONFLICTING TERMS.

          The Parties agree that the terms and conditions of this Agreement shall prevail, notwithstanding contrary or additional terms, in any purchase order, sales acknowledgment, confirmation or any other document issued by either Party effecting the purchase and/or sale of the Joint Offering.

     30.15    AMENDMENT BY WRITTEN AGREEMENT ONLY.

          Neither this Agreement nor any statement of work may be modified or amended except by the mutual written agreement of the Parties. No waiver of any provision of this


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     Agreement shall be effective unless it is in writing and signed by the
     Party against which it is sought to be enforced.

     30.16    STANDARD TERMS OF A PARTY.

          No terms, provisions or conditions of any purchase order, acknowledgment or other business form that a Party may use in connection with the acquisition or licensing of the software will have any effect on the rights, duties or obligations of the Parties under, or otherwise modify, this Agreement, regardless of any failure of a Party to object to such terms, provisions or conditions.

     30.17 EXPORT OF SOFTWARE.

          A Party may not export or re-export the Software without the prior written consent of the other Party and without the appropriate United States, German and other foreign government licenses, as applicable.

     30.18 EXPORT CONTROL.

          Each Party understands and acknowledges that the other Party is subject to regulation by various applicable jurisdictions, including, the Federal Republic of Germany and agencies of the United States Government, including, but not limited to, the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of C1 to C1 Technology, as well as any other technical information or assistance of SAP to provide the Joint Offering as well as any other technical information or assistance shall be subject in all respects to such laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States, including without limitation the U.S. Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the U.S. Department of Commerce, Bureau of Export Administration and all other applicable jurisdictions. Each Party agrees to cooperate with the other including without limitation, providing required documentation, in order to obtain export licenses or exemptions therefrom. Each Party warrants that it will comply with the U.S. Export Administration Regulations and any other applicable laws and regulations governing exports in effect from time to time.

     30.19 GOVERNMENTAL APPROVALS.

          Each Party represents and warrants that it has obtained or will obtain all required approvals of the applicable government worldwide in connection with this Agreement and that the provisions of this Agreement and the rights and obligations of the Parties hereunder, are enforceable under the applicable laws. If a Party deems that, in order to ensure compliance with antitrust laws, it is necessary to effect a notification of this Agreement to any competent antitrust authority (including, without limitation, a notification to the European Commission under Regulation 17/62), then the Parties shall cooperate to effect such notification provided nothing herein shall be construed to create any obligation for a


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     Party to effect such notification if such Party believes, or has reason to believe, that such notification is or may be contrary to its legal interests.

     30.20 COUNTERPARTS.

          This Agreement may be executed in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement.

     30.21    NON-SOLICITATION.

          The Parties acknowledge and agree that the employees and consultants of a Party who perform the development services or other services are a valuable asset to such Party and are difficult to replace. Accordingly, the Parties agrees that, for a period of twelve (12) months after termination of this Agreement, neither C1 nor SAP will solicit for employment as an employee, independent contractor, or consultant to any of the other Party employees or consultants who perform any of the development services or other material services pursuant to this Agreement.

     30.22    FCPA.

          In conformity with the United States Foreign Corrupt Practices Act and with their established corporate policies regarding foreign business practices, the Parties and their employees and agents shall not directly or indirectly make an offer, payment, promise to pay, or authorize payment, or offer a gift, promise to give, or authorize the giving of anything of value for the purpose of influencing an act or decision of an official of any foreign or the United States Government (including a decision not to act) or inducing such a person to use his influence to affect any such governmental act or decision in order to assist a Party in obtaining, retaining or directing any such business.

     30.23    LANGUAGE.

          This Agreement has been executed in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the Parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be made in the English language.


                                               [SIGNATURE Page  FOLLOWS]


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IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Agreement effective on the Effective Date.

Commerce One, Inc.                       SAPMarkets, Inc.

By:            Mark Hoffman              By:            Mayur Shah
   ------------------------------------     -----------------------------------

Signature: /s/ Mark Hoffman              Signature: /s/ Mayur Shah
          -----------------------------            ----------------------------

Title:   Chief Executive Officer         Title:    President
      ---------------------------------        --------------------------------



SAP AG                                   SAP AG

By:            Henning Kagermann         By:            Michael Juuge
   ------------------------------------     -----------------------------------

Signature: /s/ Henning Kagermann         Signature: /s/ Michael Juuge
          -----------------------------            ----------------------------

Title:   Co-Chairman and CEO             Title:    Head of Legal Dept.
      ---------------------------------        --------------------------------


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                             EXHIBIT A: DEFINITIONS.


When used in this Agreement, the following terms have the indicated meanings:

"AGREEMENT" refers to this Strategic Alliance Agreement.

"AFFILIATE" means a company or division thereof in which a Party has an equity interest of at least fifty percent (50%), SAP Turkey, and the entities listed in Exhibit G provided that under no circumstances rights granted pursuant to this Agreement to an Affiliate of a Party to this Agreement shall extend to the other shareholders of such Affiliate (if such extension is mandatory pursuant to local laws, then such Affiliate shall not be granted any rights, including, without limitation, licensing rights and shall be considered for purposes of this Agreement a simple distributor).

"ALTERNATIVE TECHNOLOGIES" means technology being developed by C1 and/or SAP which may be offered as alternative solutions as part of the Joint Offering, provided such alternative solutions are identified and mutually agreed by the Parties in advance in accordance with a mutually agreed procedure.

"AUCTION TECHNOLOGY" means the technology developed and provided by C1 set forth in Exhibit C-1 which facilitates the sale of goods or services through a forward or reverse auction marketplace. Each Party acknowledges that the definition of Auction Technology shall not include further functionality which may be developed by either C1 or SAP.

"BENEFICIALLY OWNED" shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act.

"B2B PROCUREMENT" means the hosted and enterprise version of SAP B2B procurement product.

"BUSINESS DAY" means a day (excluding Saturdays) on which banks are generally open for business in the U.S.A and Germany.

"BUYSITE SOFTWARE" means the hosted and enterprise version of C1 BuySite
Software.

"C1 EXCLUSIVE TERRITORIES" means the territories and Industry Verticals listed in the Exhibit E.

"C1 TECHNOLOGY" means the technology and any related technical components, including auction technology, provided by C1 as part of the Joint Offering pursuant to Section 3 (Joint Offering Description) and as described and identified in Exhibit C-1, Exhibit C-2 and the Joint Development Agreement.

"CODE" means computer programming code.

"COMMON BUSINESS LANGUAGE (CBL) XML SCHEMA TECHNOLOGY" means a set of XML building blocks and a document framework that allows the creation of schema-based XML documents for electronic commerce.


                                     Page 58
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                                                                   CONFIDENTIAL

"COMPETITOR" means (a) [*] any person in which any of the persons set forth in clause (a) own more than twenty percent (20%) of the Total Current Voting Power of such person or (c) any person with which any of the persons set forth in clause (a) have a strategic alliance or similar agreement that provides for the joint offering of a solution that substantially competes with the Joint Offering.

"CONFIDENTIAL INFORMATION" shall have the meaning assigned to it in Section
23.1.

"DEVELOPMENT EFFORT" means the development work to be performed pursuant to the Joint Development Agreement.

"DOCUMENTATION" means any on-line help files and/or written instruction manuals regarding the use of product or technology.

"EFFECTIVE DATE" means the date this Agreement is executed by all Parties.

"ENTERPRISEBUYER DESKTOP EDITION" means the electronic procurement application set forth and described in Exhibit C-2.

"ENTERPRISEBUYER PROFESSIONAL EDITION" means the electronic procurement application set forth and described in Exhibit C-2.

"ENTERPRISEBUYER SUITE" means the licensing by the Parties of the EnterpriseBuyer Desktop Edition and EnterpriseBuyer Professional Edition together during Phase I only and as set forth in Exhibit C-2.

"ELECTRONIC PROCUREMENT APPLICATIONS" means the EnterpriseBuyer Desktop Edition, EnterpriseBuyer Professional Edition, MarketBuyer Desktop Edition and the MarketBuyer Professional Edition. The EnterpriseBuyer Desktop Edition and the MarketBuyer Desktop Edition are referred to herein as the Desktop Editions of the Electronic Procurement Applications and the EnterpriseBuyer Professional Edition and the MarketBuyer Professional Edition are referred to herein as the Professional Editions of the Electronic Procurement Applications.

"ESTABLISHED MARKETPLACES" shall mean in the case of C1, those Marketplaces identified in Exhibit E-2, and in the case of SAP, those Marketplaces identified in Exhibit E-2.

"EXISTING COMMITMENTS" means any executed contract, letter of intent, memorandum of understanding, or other similar agreement, whether binding or not, provided that such agreement has been announced prior to the Effective Date of this Agreement.

"GLOBAL TRADING WEB (GTW)" means the world-wide business to business trading community comprised of open e-marketplaces running on the Commerce One MarketSite Portal solution.


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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"INDUSTRY VERTICAL" means a large scale trade exchange Marketplace Portal, including, but not limited to, GM TradeExchange and Energy.

"INTELLECTUAL PROPERTY RIGHTS" means any patent rights, copyrights, trade secrets, trade names, service marks and any other similar rights or intangible assets recognized under any laws, or international conventions and in any country or any jurisdiction in the world, as intellectual creations to which rights of ownership accrue, and all registrations, applications, disclosures, renewals, extensions, continuations or reissues of the foregoing now or hereafter in force.

"INTELLECTUAL PROPERTY TERRITORIES" means all the Territories that are (i) members of the Berne Convention, (ii) members of the Paris Convention, or (iii) members of TRIPS.

"JOINT DEVELOPMENT AGREEMENT" means that the Joint Development Agreement to be executed by the Parties within thirty (30) days from the Effective Date.

"JOINT DEVELOPMENT TEAM" means one or more resources of the Parties or a Development Partner which are tasked to complete some element or elements of the Development Effort.

"JOINT OFFERING" shall have the meaning set forth in Section 3.1.

"LEADING DEVELOPMENT EXECUTIVES" means the two persons at C1 or SAP responsible for the management or oversight of the C1 Technology, SAP Applications or Joint Offering.

"LEADING SALES AND MARKETING EXECUTIVES" means the two persons at C1 or SAP responsible for the management or oversight of the respective sales and marketing teams.

"LICENSE FEES" means [*] The Parties agree that certain third party products which are not part of the C1 Technology and the SAP Applications and which are licensed to the customer at fair market value are excluded from the definition of License Fees. The Parties agree to discuss the subtraction of any third party royalties or referral fees payable on a case-by-case basis from the aggregate License Fees payable to the other Party upon the license of the Joint Offering, the EnterpriseBuyer Desktop Edition or the EnterpriseBuyer Professional Edition. [*]

"MARKETBUYER DESKTOP EDITION" means the electronic procurement application set forth and described in Exhibit C-2.

"MARKETBUYER PROFESSIONAL EDITION" means the electronic procurement application set forth and described in Exhibit C-2.

 "MARKETPLACE PORTAL" means exchange-based business-to-business electronic marketplace portals, whether or not such exchanges are external revenue-generating businesses or private non-revenue generating portals. The term Marketplace Portals shall exclude (i) the term "Net Market Maker"


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                                                                    CONFIDENTIAL

which shall be defined as C1's hosted buying service that is not integrated with C1's MarketSite software, and (ii) enterprise intranet environments in which the business partners of an SAP customer are allowed to interact with such SAP customer by accessing the enterprise version of my SAP.com software.

"MARKETSITE SOFTWARE" means version 3.2 of the MarketSite software (and subsequent versions released during the term of this Agreement) as described in the documentation generally provided with such software.

"MRO" means maintenance, repair and operating goods or services.

"NETMARKET MAKER SOLUTION" means the version [1.0] of the NetMarket Maker software (and subsequent versions released during the term of this Agreement) as described in the documentation generally provided with such software.

"NET MARKET MAKER" means the entity licensing the NetMarket Maker Solution.

"OBJECT CODE" means the binary machine-executable form of Code, including object files, libraries, executable program, scripts and HTML Page s.

"PARTIES" refers to SAP AG, SAPMarkets, and C1 while "Party" refers to anyone of them or in the case of SAP AG and SAPMarkets to both of them.

"PHASE I" means the period starting on the Effective Date and ending on the later of 01/01/01 or the date the Joint Offering is commercially available..

"PHASE II" means the period starting on the later of 01/01/01 or the date the Joint Offering is commercially available and ending three (3) years from the date of termination of this Agreement.

"PRIVATE ENTERPRISE PORTALS" means a portal for a specific customer (and its direct distributors, franchisees and similar business partners) which is not used to generate revenues independently.

"PROFESSIONAL USER" means those individuals authorized to access the Professional Editions of the Electronic Procurement Applications to execute purchases associated with direct goods, vendor and contract maintenance, strategic sourcing, material planning, and material, repair and overhaul (MRO).

"REQUISITE CATALOG ENGINE SOFTWARE" means the catalog described in Exhibit C-1.

"REQUISITION USER(S)" means those individuals authorized to access any of the Electronic Procurement Applications solely to submit requisitions, bid invitations and/or request for proposals transactions.

"REVENUE SHARE" means [*]


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"RMP" refers to Regional Marketplace Provider or Global Marketplace Partners.

"SAP" refers to SAP AG and SAPMarkets, Inc.

"SAP APPLICATIONS" means the applications and any related technical components provided by SAP as part of the Joint Offering pursuant to Section 3 (Joint Offering Description) and as described and identified in Exhibit C-1, Exhibit C-2 and the Joint Development Agreement.

"SOURCE CODE" means the human-readable form of Code.

"SOURCE CODE ESCROW" shall have the meaning assigned to it in Section 27.

"EXECUTIVE COMMITTEE" shall have the meaning attributed to it in Section 9.

"SUBSIDIARY" means a company or division thereof whose equity is one hundred percent (100%) owned by a Party.

"TOTAL CURRENT VOTING POWER" means, with respect to any entity, at the time of determination of Total Current Voting Power, the total number of votes which may be cast in the election of members of the board of directors of the corporation if all securities entitled to vote in the election of such directors are present and voted (or, in the event the entity is not a corporation, the governing members, board or other similar body of such entity).

"UPDATE" means a version of the software consisting of corrections and minor functional enhancements to the prior version of the software. Updates are registered by means of a change of the number to the right of the decimal point, e.g. 3.0 >> 3.1.

"UPGRADE" means a version of the software in which substantial new functionality or other substantial changes to the prior version of the software. Upgrades are registered by means of a change of the number to the left of the decimal point, e.g. 3.0 >> 4.0.

"USER INTERFACE" means the interface used by end-users in accessing the Joint Offering.

"VOTING STOCK" means shares of the C1's common stock and any other securities of C1 having the ordinary power to vote in the election of members of the Board of Directors of C1.

"13D GROUP" means any group of persons formed for the purpose of acquiring, holding, voting or disposing of Voting Stock which would be required under
Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D pursuant to Rule 13d-1(a) of the rules and regulations promulgated under the Exchange Act or a Schedule 13G of the rules and regulations promulgated under the Exchange Act pursuant to Rule 13d-1(c) of the rules and regulations promulgated under the Exchange Act with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group Beneficially Owned Voting Stock representing more than 5% of any class of Voting Stock then outstanding.



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[*]

                                  See Attached


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                                                                         Page 1

                                                                    CONFIDENTIAL


[*]


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

[*]


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

                                                                   CONFIDENTIAL

                          EXHIBIT F: SUPPORT AGREEMENT.
                          ----------------------------


SCOPE

     SAP and C1 will cooperate together to provide support solutions for the joint marketplace solution.

GEOGRAPHIC SCOPE

     The geographic scope of this agreement extends to all countries in which the SAP/C1 joint marketplace software is installed.

PRINCIPLE COMMITMENTS

     The support of the joint marketplace solution will be organized as follows:
     Level 1 is done by the customer, level 2 and level 3 see section `Support Level and Support Responsibilities'.

TERMS
     The parties named herewith agree to abide by the framework of cooperation outlined in this document. The parties agree to engage best effort in their endeavors to provide satisfactory services to the end-user on the joint marketplaces.
     Regular reviews will be held on a monthly basis among the Global Support Managers of C1 and SAP to evaluate and improve upon the service performance of the undersigned. The parties agree to review the terms and conditions of their respective support obligations within sixty (60) days from the Effective Date of the Agreement.

AVAILABILITY
     The interface to the marketplace support is made available to the end-users via the support button, hotline or e-mail address on the marketplace. Support operation is available 7x24 hours for priority level one (very high). For all other priority levels the support operation is available 5x12 hours.

LANGUAGES OF SUPPORT

     Level 2 provides support in local language if the local language is supported by the joint solution. All cases that are transferred between SAP and C1 are in English. Translation into English will be done by the party who transfers the call.


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CASE PRIORITIES

       ---------------------------------------------------------------------------------------------------------
       PRIORITY      PRIORITY NAME             PRIORITY DEFINITION
       LEVEL
       ---------------------------------------------------------------------------------------------------------
             1       Very High                 Vital business processes (e.g. Server/critical workflow down).
                                               A case is to be set as "Very High" when there is a breakdown of vital business processes on the Marketplace. The case requires immediate processing as the breakdown can result in significant financial losses.
       ---------------------------------------------------------------------------------------------------------
             2       High                      Major functional issue (e.g.  workflows down,  login). A case is to be set as "high" when there is a major  disruption  of normal business processes.
       ---------------------------------------------------------------------------------------------------------
             3       Medium                    Minor functional issue (e.g.  content,  bad links). A case is to be set as "medium"  when there is a minor  disruption  of normal business processes.
       ---------------------------------------------------------------------------------------------------------
             4       Low                       General information or request
       ---------------------------------------------------------------------------------------------------------

SUPPORT LEVELS

     The Support for the joint solution is organized within three levels.

       ---------------------------------------------------------------------------------------------------------
             SUPPORT LEVELS       SUPPORT TASKS
       ---------------------------------------------------------------------------------------------------------
                Level 1           o        Solve `how to' questions
                                  o        Solve system questions
                                  o        Search notes
                                  o        Clarify the problem
                                  o        Reproduce the problem
                                  o        Provide solution if possible
                                  o        Forward unsolved cases to level 2
       ---------------------------------------------------------------------------------------------------------
                Level 2           o        Analyse problem
                                  o        Determine component(s)
                                  o        Propose workaround
                                  o        Determine impact on the business
                                  o        Translate case into English, if it is passed to SAP or C1
                                  o        Provide solution if possible
                                  o        Forward unsolved cases to appropriate group in level 3
       ---------------------------------------------------------------------------------------------------------
                Level 3           o        Fix bugs and create notes
                                  o        Deliver final resolution
                                  o        Translate case into English, if it is passed to SAP or C1
       ---------------------------------------------------------------------------------------------------------

SUPPORT RESPONSIBILITIES


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
       ------------------------------------------------------------------------------------------------
       SUPPORT LEVEL                            RESPONSIBILITY
       ------------------------------------------------------------------------------------------------
       Level 1                                  Customer
       ------------------------------------------------------------------------------------------------
       Level 2                                  See appendix A
       ------------------------------------------------------------------------------------------------
       Level 3                                  See appendix A
       ------------------------------------------------------------------------------------------------

     The standard support interface to the customer is support level 2, if necessary level 3 will contact the customer directly. The case distribution between SAP and C1 depends on the component owner which is listed in Appendix B.

RESPONSE TIMES

       a) Response times to the customer

       ------------------------------------------------------------------------
       PRIORITY LEVEL        RESPONSE TIME FROM JOINT SUPPORT (IN HOURS)
       ------------------------------------------------------------------------
                 1                                  [*]
       ------------------------------------------------------------------------
                 2                                  [*]
       ------------------------------------------------------------------------
                 3                                  [*]
       ------------------------------------------------------------------------
                 4                                  [*]
       ------------------------------------------------------------------------

     The response times are calculated during availability hours only.

     b) Response times between SAP and C1

     SAP and C1 make best efforts to achieve the response times (see section response times a)). If it is necessary to transfer the case between SAP and C1 this happens as soon as possible, so that the other party has sufficient time for a resolution or an action plan. Both parties shall use reasonable efforts to assist the other party in resolving the customer cases.

ESCALATION PROCEDURES

     Escalation criteria The escalation procedure ("ESCALATION") will be followed if either party believes a Customer situation requires additional attention by the other party to resolve the problem. Escalation is triggered by the Customer or either party when:

     a.   the Customer is not satisfied with the progress of an issue; and
     b. there is a significant impact to business operations or project implementation; and
     c.   high levels of Customer anxiety exist.

Escalation processes

     Either party's Escalation contact (see appendix D) or support consultant may call the other party's Escalation contact. The parties agree that escalation contacts (see appendix D) shall be available on a 24 hours, 7 days a week basis to handle emergency situations. Once a party requests Escalation a


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MUTUAL ACTION PLAN will be developed which defines the steps to resolve the customer's problem. The steps are at minimum:

          a. address resources or increase them if already addressed,
          b. define responsibilities for each action,
          c. expected completion date of each action,
          d. Contingency/next steps if desired results are not achieved.

This action plan will be modified by mutual agreement among the designated contacts as required by the situation.

The parties agree that on each party's reasonable request the other party shall send support personnel to customer's site [*] to resolve escalated customer cases. Such personnel shall be skilled in the minimum set of training described in appendix C. [*]

When the customer states the problem is resolved or the situation no longer requires Escalation, the Escalation is closed. Each party will exchange with the other party the final reports summarizing the actions taken and results of these actions, likelihood of problem recurrence and recommended future actions.

CALL TRACKING SYSTEM

     SAP and C1 will respectively provide access to their call tracking systems with the task that cases may be exchanged worldwide.

TECHNICAL SUPPORT INFORMATION DATABASE

     SAP and C1 will respectively provide access to their Technical Support Information Database. Each party posts any information about available patches and /or fixes into the table definitions. Each party shall grant the other party free of charge the right to those portions of its technical/support information database that are required for the fulfillment of the support duties. Neither party may license, transfer, sell, loan, distribute or otherwise provide the other party's technical/support information database or any portion thereof, to any third party, unless expressly agreed to in writing in advance by the parties.

PROACTIVE SERVICES/MONITORING/REMOTE CONNECTIVITY

     SAP and C1 analyze rules and architecture for the integration of the existing proactive service tools, methods and technologies. The parties work together on the development of an integrated solution which has to be available no later than one year from the date of this agreement.

TRAINING

     SAP and C1 agree that there is a minimum set of training described in appendix C. Each party provides one desk space in each major support center.

REQUIRED SUPPORT-SPECIFIC INFORMATION


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     When a case is transferred between the parties, the following information is provided

GENERAL CUSTOMER INFORMATION:
o         Name of the customer company
o         Name of the person reporting the problem.
o         Phone/Fax number of this contact person

PROBLEM-SPECIFIC INFORMATION:
o        Software Release
o        Database type and release
o        System type (production, test system)
o        Description of impact to customer
o        Problem description
o        Description of initial problem analysis
o        Attachments
         | |  trace information, dumps
         | |  console information, system to system case analysis
         | |  notes sent to customer
o        name and phone number of support consultant transferring the call


SUPPORT CONTACTS


          SAP and C1 have defined support contacts for general information exchange and escalations. The contacts are listed in appendix D.

TERM

          This agreement is valid unless SAP and C1 mutually agree to change this Exhibit. Changes to this Exhibit shall be mutually agreed upon in writing by the parties.

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DEFINITIONS


       -------------------------------------------------------------------------
       TERM                      DEFINITION
       -------------------------------------------------------------------------
       Case                      A case is a valid request for technical support
                                 raised via the hotline, e-mail or support
                                 request form on the portal. This is an incident
                                 starting with the complete or partial
                                 malfunction of an element of the joint
                                 solution.
       -------------------------------------------------------------------------
       Action plan               An action plan contains the steps to be
                                 taken towards a solution. An action plan always
                                 includes timeframes.
       -------------------------------------------------------------------------
       Response time             This is the period of time in which an action
                                 plan or resolution is provided.
       -------------------------------------------------------------------------


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APPENDIX A: SUPPORT RESPONSIBILITIES

-------------------------- ------------------------ ------------------------ ------------------------
PRODUCT                    LEVEL 1                  LEVEL 2                  LEVEL 3
-------------------------- ------------------------ ------------------------ ------------------------
[*]
-------------------------- ------------------------ ------------------------ ------------------------


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APPENDIX C: MINIMUM SET OF TRAINING

----------------------------------- -------------------------------- --------------------------------
TRAINING                            PROVIDED BY SAPMARKETS           PROVIDED BY C1
----------------------------------- -------------------------------- --------------------------------
EnterpriseBuyer Desktop Edition                                      X
----------------------------------- -------------------------------- --------------------------------
Content                                                              X
----------------------------------- -------------------------------- --------------------------------
Marketsite                                                           X
----------------------------------- -------------------------------- --------------------------------
EnterpriseBuyer                     X
Professional Edition
----------------------------------- -------------------------------- --------------------------------
Internet Sales                      X
----------------------------------- -------------------------------- --------------------------------
CRM                                 X
----------------------------------- -------------------------------- --------------------------------
Call Tracking System                X                                X
----------------------------------- -------------------------------- --------------------------------
Dynamic Pricing                     X
----------------------------------- -------------------------------- --------------------------------
Business Connector                  X
----------------------------------- -------------------------------- --------------------------------


                                     Page 83
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APPENDIX D: SUPPORT CONTACTS

SAP

         Global Support Contact: [*] +49 6227 7-40363
         Regional Support Contact Europe: [*] +49 6227 7-46766
         Regional Support Contact U.S. : [*] +1 650-849-4307
         Escalation Contact: [*] +49 6227 7-64742


C1

         Global Support Contact: [*] +1 925 8192028
         Regional Support Contact Europe:  [*] +33 492292875
         Regional Support Contact U.S. : [*] +1 9255206001
         Regional Support Contact Asia Pacific: [*] +61 392255009
         Escalation Contact: [*] +1 9255205949


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